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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE LAMSON & SESSIONS CO.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                                                                  March 23, 2001

To Our Shareholders:

     On behalf of the Board of Directors and management of Lamson & Sessions, I cordially invite you to attend the 2001 Annual Meeting of Lamson's shareholders to be held on Friday, April 27, 2001, at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.

     At this meeting, shareholders are expected to elect four directors for a three-year term ending in the year 2004, to approve an amendment to Lamson's 1998 Incentive Equity Plan and to approve amendments to twelve provisions of Lamson's Code of Regulations. Shareholders are being asked to adopt the amendments to Lamson's Code of Regulations because of changes and proposed changes to Ohio law. We want to make sure that our Code of Regulations permits the Company and our shareholders to take any actions allowed under Ohio law. Ohio law has already been changed in some areas (such as shareholders being able to vote their shares electronically) and is expected to change in other areas in the near future (such as the Company being able to provide notice of shareholder meetings and shareholder lists via the Internet or some other telecommunications vehicle). Because Ohio law requires that any changes to an Ohio corporation's code of regulations be approved by the shareholders, we are asking shareholders to approve the proposed amendments at this time so that our shareholders will be able to take advantage of the use of telecommunications equipment in various areas as soon as it is permitted under Ohio law. Each of the proposed amendments to Lamson's Code of Regulations is described in more detail in this proxy statement.

     In addition, there will be a report on current developments in the Company and an opportunity for questions of general interest to shareholders.

     It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided.

                                            Sincerely,

                                            /s/ John B. Schulze

                                            JOHN B. SCHULZE
                                            Chairman of the Board
                                            and Chief Executive Officer

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of The Lamson & Sessions Co. will be held at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115 on April 27, 2001, beginning at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

      1. The election of four directors in Class I for three-year terms expiring in 2004;

      2. Approval of an amendment to The Lamson & Sessions Co. 1998 Incentive Equity Plan (the "1998 Plan") to (i) increase by 650,000 the number of shares of the Company's common stock covered by the 1998 Plan and (ii) increase by 100,000 the number of Option Rights and Appreciation Rights (each as defined in the 1998 Plan and described in this Proxy Statement) that can be granted to a participant in any three-year period under the 1998 Plan;

      3. Approval of an amendment to Article I, Section 1 of the Company's Code of Regulations (the "Regulations") in order to permit the Company to have more flexibility in the timing of its annual shareholders meetings;

      4. Approval of an Amendment to Article I, Section 3 of the Regulations in order to permit the Company to hold shareholders meetings at any place allowed by Ohio law;

      5. Approval of an amendment to Article I, Section 4 of the Regulations in order to permit notice (and waiver of notice) of shareholders meetings to be given by any means allowed by Ohio law;

      6. Approval of an amendment to Article I, Section 6 of the Regulations in order to permit proxies to be voted by any means allowed by Ohio law;

      7. Approval of an amendment to Article I, Section 7 of the Regulations in order to permit the Company to make its annual financial statements available to shareholders by any means allowed by Ohio law;

      8. Approval of an amendment to Article I, Section 8 of the Regulations in order to permit the Company to produce a list of shareholders entitled to vote at the Company's annual shareholders meetings to shareholders upon request by any means allowed by Ohio law;

      9. Approval of an amendment to Article II, Section 6 of the Regulations in order to permit the Company to have more flexibility in the business conducted at its Board of Directors' meetings;

     10. Approval of an amendment to Article II, Section 8 of the Regulations in order to permit a majority of directors to constitute a quorum at meetings of the Board of Directors;

     11. Approval of an amendment to Article II, Section 9 of the Regulations in order to permit the Company's directors to create committees of the Board of Directors as allowed by Ohio law;

     12. Approval of an amendment to Article VI of the Regulations in order to allow indemnification of the Company's directors and officers to the full extent permitted by Ohio law;

     13. Approval of an amendment to Article X of the Regulations in order to allow amendments to the Company's Regulations adopted pursuant to a written consent of the shareholders without a meeting be distributed to shareholders by any means permitted by Ohio law;

     14. Adoption of a new Article XI of the Regulations in order to clarify that words used in the Regulations importing any gender include the other gender; and

     15. Any other business as may properly come before the Annual Meeting or any adjournment thereof.

     If you were a shareholder of record at the close of business on March 1, 2001, you are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     By order of the Board of Directors.

                                            /s/ John B. Schulze

                                            JOHN B. SCHULZE
                                            Chairman of the Board
                                            and Chief Executive Officer

March 23, 2001

                               ------------------

     IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY, USING THE RETURN ENVELOPE ENCLOSED SO THAT YOUR VOTE WILL BE COUNTED AT THE ANNUAL MEETING.

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2001

                 DATE OF THE PROXY STATEMENT -- MARCH 23, 2001

                              GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING

     Our Annual Meeting will be held on Friday, April 27, 2001, at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you this Proxy Statement and the enclosed proxy card because Lamson's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. If you own Lamson common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Lamson's Shareholder Relations Department at (216) 464-3400. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and which is designed to assist you in voting your shares. On or about March 23, 2001, we began mailing these proxy materials to all shareholders of record at the close of business on March 1, 2001.

PROPOSALS YOU MAY VOTE ON

      1. The election of four directors in Class I, with terms expiring in 2004;

      2. Approval of an amendment to The Lamson & Sessions Co. 1998 Incentive Equity Plan (the "1998 Plan") to (i) increase by 650,000 the number of shares of the Company's common stock covered by the 1998 Plan and (ii) increase by 100,000 the number of Option Rights and Appreciation Rights (each as defined in the 1998 Plan and described in this Proxy Statement) that can be granted to a participant in any three-year period under the 1998 Plan;

      3. Approval of an amendment to Article I, Section 1 of the Company's Code of Regulations (the "Regulations") in order to permit the Company to have more flexibility in the timing of its annual shareholders meetings;

      4. Approval of an Amendment to Article I, Section 3 of the Regulations in order to permit the Company to hold shareholders meetings at any place allowed by Ohio law;

      5. Approval of an amendment to Article I, Section 4 of the Regulations in order to permit notice (and waiver of notice) of shareholders meetings to be given by any means allowed by Ohio law;

      6. Approval of an amendment to Article I, Section 6 of the Regulations in order to permit proxies to be voted by any means allowed by Ohio law;

      7. Approval of an amendment to Article I, Section 7 of the Regulations in order to permit the Company to make its annual financial statements available to shareholders by any means allowed by Ohio law;

      8. Approval of an amendment to Article I, Section 8 of the Regulations in order to permit the Company to produce a list of shareholders entitled to vote at the Company's annual shareholders meetings to shareholders upon request by any means allowed by Ohio law;

      9. Approval of an amendment to Article II, Section 6 of the Regulations in order to permit the Company to have more flexibility in the business conducted at its Board of Directors' meetings;

     10. Approval of an amendment to Article II, Section 8 of the Regulations in order to permit a majority of directors to constitute a quorum at meetings of the Board of Directors;

     11. Approval of an amendment to Article II, Section 9 of the Regulations in order to permit the Company's directors to create committees of the Board of Directors as allowed by Ohio law;

     12. Approval of an amendment to Article VI of the Regulations in order to allow indemnification of the Company's directors and officers to the full extent permitted by Ohio law;

     13. Approval of an amendment to Article X of the Regulations in order to allow amendments to the Company's Regulations adopted pursuant to a written consent of the shareholders without a meeting be distributed to shareholders by any means permitted by Ohio law; and

     14. Adoption of a new Article XI of the Regulations in order to clarify that words used in the Regulations importing any gender include the other gender.

     The Board recommends that you vote FOR each of the nominees for director, FOR the amendment to the 1998 Plan and FOR each of the amendments to Lamson's Regulations.

INFORMATION ABOUT VOTING

     Shareholders can vote on matters presented at the Annual Meeting in two ways:

     (a) By Proxy - You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director, whether your shares should be voted for or against the amendment to the 1998 Plan and whether your shares should be voted for or against each of the amendments to the Regulations to be presented at the meeting. If you do not indicate instructions on the card, your shares will be voted FOR the election of the directors, FOR the amendment to the 1998 Plan and FOR each of the amendments to the Regulations.

     (b) In Person - You may come to the Annual Meeting and cast your vote there.

     You may revoke your proxy at any time before it is exercised by sending a written notice of revocation to Lamson's Secretary, James J. Abel, prior to the Annual Meeting.

     Each share of Lamson common stock is entitled to one vote. As of March 1, 2001, there were 13,721,014 shares of common stock outstanding.

CUMULATIVE VOTING

     Notice that cumulative voting is desired must be given to the President, a Vice President or the Secretary of Lamson at least forty-eight hours before the Annual Meeting. At the start of the Annual

Meeting, Lamson's Chairman or Secretary or the shareholder giving such notice must announce notice was given that cumulative voting is desired. If the notice is properly given, each shareholder will have the right to cumulate his or her voting power and cast all of his or her votes for one or more of the nominees. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many as possible of the four nominees for Class I.

INFORMATION REGARDING TABULATION OF THE VOTE

     Lamson's policy is that all proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Representatives of National City Bank will tabulate votes and act as Inspectors of Election at the Annual Meeting.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. Under Lamson's Regulations, if shareholders holding 75% of the voting power are present in person or by proxy, a quorum will exist to elect directors at the meeting. For all other business that may be conducted at the Annual Meeting, the holders of common stock entitled to exercise two-thirds of the voting power of the Company, present in person or by proxy, shall constitute a sufficient quorum. Abstentions are counted as present for establishing a quorum but broker non-votes are not. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

     The holders of a majority of the voting power represented at the Annual Meeting, whether or not a quorum is present, may adjourn the meeting without notice other than by announcement at the meeting of the date, time and location at which the meeting will be reconvened.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

  Election of Directors

     The four nominees for directors receiving the greatest number of votes will be elected at the meeting.

  Amendment to the 1998 Plan

     Two-thirds (or 66.67%) of all the votes cast at the meeting will be required to approve the amendment to the 1998 Plan.

  Amendments to Lamson's Code of Regulations

     Two-thirds (or 66.67%) of Lamson's outstanding common stock will be required to approve each of the amendments to Lamson's Regulations.

     Abstentions and broker non-votes will have no effect on the result of the vote on the election of directors.

OTHER MATTERS

     The Board of Directors does not know of any other matter which will be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. The Proxy Statement for our Annual Meeting of Shareholders held on April 28, 2000 stated that any shareholder proposal intended to be presented at the 2001 Annual Meeting must be received by the Company not later than November 25, 2000 for inclusion in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.

REVOCATION OF PROXY

     If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Lamson's Secretary in writing prior to the Annual Meeting.

COSTS OF PROXY SOLICITATION

     Lamson will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telegram, telephone or personal interview by an officer or regular employee of the Company. Lamson will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies, and reimburse them for expenses. In addition, Lamson has also retained Georgeson Shareholder Communications, Inc. to aid in the distribution and solicitation of proxies and has agreed to pay Georgeson a fee of approximately $6,500, plus reasonable expenses.

                INFORMATION ABOUT LAMSON COMMON STOCK OWNERSHIP

     The following table sets forth as of December 31, 2000 (except as otherwise noted), all persons we know to be "beneficial owners" of more than five percent of Lamson's common stock. This information is based on Schedule 13D/A, Schedule 13G and Schedule 13G/A reports filed with the Securities and Exchange Commission by each of the individuals or firms listed in the table below. If you wish, you may obtain these reports from the Securities and Exchange Commission.

                                        AMOUNT AND
                                        NATURE OF
          NAME AND ADDRESS              BENEFICIAL    PERCENT
         OF BENEFICIAL OWNER           OWNERSHIP(1)   OF CLASS
         -------------------           ------------   --------
Gabelli Funds, Inc.,
GAMCO Investors, Inc.
Mario J. Gabelli                        1,489,000(2)   10.87%
  655 Third Avenue
  New York, New York 10017
Farhad Fred Ebrahimi                    1,359,700(3)   10.00%
  475 Circle Drive
  Denver, Colorado 80206
Dimensional Fund Advisors Inc.            937,500(4)    6.84%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
The Lamson & Sessions Co. Investment      760,856(5)    5.55%
  Trust for Retirement Trusts
  25701 Science Park Drive
  Cleveland, Ohio 44122

---------------

(1) "Beneficial Ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you "beneficially" own Lamson common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

(2) Mario J. Gabelli and various entities which he directly or indirectly controls and for which he acts as chief investment officer reported the ownership of such shares (as of November 27, 2000) on a Schedule 13 D/A, which was filed with the Securities and Exchange Commission on November 28, 2000.

(3) Farhad Fred Ebrahimi reported the beneficial ownership of such shares (as of August 23, 2000) on a Schedule 13D/A, which was filed with the Securities and Exchange Commission on September 21, 2000. The reporting person claims beneficial ownership of all such shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, reported the beneficial ownership of such shares on a Schedule 13G which was filed with the Securities and Exchange Commission on February 2, 2001. All of such shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, as to all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5) The Lamson & Sessions Co. Investment Trust for Retirement Trusts reported the ownership of such shares (as of October 16, 2000) on a Schedule 13 G/A, which was filed with the Securities and Exchange Commission on January 31, 2001.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

  Nominees for Directors

     The Board of Directors has ten members and is divided into three classes. Class I currently consists of four members, and Classes II and III currently consist of three members each. A single class of directors is elected by the shareholders annually for a three-year term. The terms of the following Class I directors expire at the Annual Meeting: James T. Bartlett, Francis H. Beam, Jr., Martin J. Cleary and William H. Coquillette. For election as Class I directors at the meeting, the Compensation and Organization Committee has recommended, and the Board of Directors has approved, the re-nomination of Messrs. Bartlett, Beam, Cleary and Coquillette to serve as directors for the three-year term of office which will expire at the Annual Meeting of Shareholders in 2004. Each director elected will serve until the term of office of the class to which he is elected expires and until the election and qualification of his successor.

     The directors to be elected will be elected by a plurality of the votes cast for directors. It is the intention of the persons named in the enclosed proxy to vote such proxy as specified and, if no specification is made, to vote such proxy for the election of Messrs. Bartlett, Beam, Cleary and Coquillette as Class I directors. The Board of Directors recommends that you vote FOR the four nominees for director.

     The Board of Directors has no reason to believe that the persons nominated will not be available to serve. In the event that a vacancy among such original nominees occurs prior to the Annual Meeting, shares of common stock of Lamson (the "Common Shares") represented by the proxies so appointed will be voted for a substitute nominee or nominees designated by the Board of Directors and for the remaining nominees.

     Listed below are the names of the four nominees for election to the Board of Directors in Class I and those continuing directors in Classes III and II, who have previously been elected to terms which will expire in 2002 and 2003, respectively. Also listed is the year in which each individual first became a director of the Company, the individual's principal occupation, information relating to the individual's beneficial ownership of Common Shares of the Company as of March 15, 2001 and certain other information, based in part on data submitted by the directors. Except for Mr. Schulze, who beneficially owns 5.44% of the Company's Common Shares, no director or nominee beneficially owns as much as one percent of the Company's Common Shares. Mr. Abel, an executive officer of the Company, beneficially owns 2.34% of the Company's Common Shares. All directors and officers as a group beneficially own 13.65% of the Company's Common Shares.

                      NOMINEES FOR ELECTION AT THE MEETING

                                                                                    COMMON
            NAME, AGE                                              YEAR FIRST       SHARES
       PRINCIPAL OCCUPATION                                         BECAME A     BENEFICIALLY
         AND BUSINESS(1)                 OTHER DIRECTORSHIPS        DIRECTOR       OWNED(2)
       --------------------              -------------------       ----------    ------------
CLASS I: TERM EXPIRES IN 2001
James T. Bartlett (63)               Keithley Instruments, Inc.       1997           30,836
  Managing Director, Primus          Oglebay Norton Company
  Venture Partners (Private
  investments firm)
Francis H. Beam, Jr. (65)            Advanced Lighting                1990           29,857
  Retired President, Pepper          Technologies, Inc.
  Capital Corp. (Venture capital
  firm)
Martin J. Cleary (65)                Guardian Life Insurance          1989           37,000
  President and Chief Operating      Company of America CBL &
  Officer, The Richard E. Jacobs     Associates Properties, Inc.
  Group (Real estate developer)
William H. Coquillette (51)          None                             1997           16,498
  Partner, Jones, Day, Reavis &
  Pogue (Law firm)

CLASS III: TERM EXPIRES IN 2002
A. Malachi Mixon, III (60)           Invacare Corporation             1990           81,050
  Chairman of the Board and Chief    The Sherwin Williams Company
  Executive Officer, Invacare        Cleveland Clinic Foundation
  Corporation (Manufacturer and
  distributor of home healthcare
  products)
John C. Morley (69)                  Cleveland-Cliffs, Inc.           1996           21,394
  President, Evergreen Ventures      Ferro Corporation
  Ltd. (Private investment
  company)
John B. Schulze (63)                 None                             1984          828,019(3)
  Chairman of the Board, President
  and Chief Executive Officer of
  the Company

CLASS II: TERM EXPIRES IN 2003
John C. Dannemiller (62)             First Star Bank Corporation      1988           46,334
  Retired Chairman, Applied          Pentacon, Inc.
  Industrial Technologies
  (Formerly Bearings, Inc.,
  Distributor of bearings, power
  transmission components and
  related products)
George R. Hill (59)                  None                             1990           48,400
  Senior Vice President, The
  Lubrizol Corporation (Full
  service supplier of performance
  chemicals to worldwide
  transportation and industrial
  markets)

                                                                                    COMMON
            NAME, AGE                                              YEAR FIRST       SHARES
       PRINCIPAL OCCUPATION                                         BECAME A     BENEFICIALLY
         AND BUSINESS(1)                 OTHER DIRECTORSHIPS        DIRECTOR       OWNED(2)
       --------------------              -------------------       ----------    ------------
D. Van Skilling (67)                 First American Corporation       1989           58,105
  Retired Chairman and Chief         American Business Bank
  Executive Officer, Experian        McDATA Corporation
  Information Solutions, Inc.
  (Supplier of credit, marketing
  and real estate information and
  decision support systems)
All present directors and                                                         2,075,607
  executive officers as a group
  (18 persons)

---------------

(1) Each director and nominee either has held the position shown or has had other executive positions with the same employer or its subsidiary for more than five years other than Mr. Skilling who was the Executive Vice President of TRW Information Systems and Services, TRW Inc., until September 1996 (Manufacturer of high technology products for space, defense, automotive and information systems markets).

(2) Includes the following number of Common Shares which are not owned of record but which could be acquired by the individual within 60 days after January 15, 2001 upon the exercise of outstanding options under the Company's stock option plans: Mr. Schulze -- 571,633 and all other directors and executive officers as a group -- 683,500.

(3) Includes shares held jointly or in the name of the director's spouse, minor children, or relatives sharing his home, reporting of which is required by applicable rules of the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated, or in the case of joint ownership, the listed individuals possess sole voting power and sole investment power with respect to such shares. The figure for Mr. Schulze includes 30,000 shares owned by his wife, to which he has disclaimed beneficial ownership. No other director or executive officer has disclaimed beneficial ownership of any shares.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors oversees the business and affairs of Lamson and monitors the performance of management. The Board met six times during 2000.

     The Board has two committees: the Audit Committee and the Compensation and Organization Committee. Each committee reports to the Board at the next meeting of the Board following a committee meeting. The Audit Committee and the Compensation and Organization Committee held four and two meetings, respectively, in 2000.

     The Board of Directors held six meetings in 2000. Mr. Cleary attended fewer than 75% of the aggregate of the Board and Committee on which he serves.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     THE AUDIT COMMITTEE: The Audit Committee consists solely of independent directors (as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards). Messrs. Beam (Chairman), Cleary, Morley and Dr. Hill currently are the members of the Audit Committee. The functions of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's independent auditors, (ii) reviewing the independence of the outside auditors, (iii) reviewing the proposed audit programs (including both independent and internal audits) and the results of the independent and internal audits, (iv) reviewing and evaluating the adequacy of the Company's systems of internal accounting controls, (v) reviewing the recommendations of the outside auditors, (vi) reviewing the quarterly and annual financial statements of the Company prior to the filing of such statements with the SEC and, (vii) reviewing such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit Committee, in its own discretion, may deem desirable in connection with the review functions described above. The Audit Committee meets privately with the independent auditors, the Company's internal audit group and management at each of its meetings.

     THE COMPENSATION AND ORGANIZATION COMMITTEE: Messrs. Skilling (Chairman), Bartlett, Beam, Dannemiller and Mixon currently are the members of the Compensation and Organization Committee. The Compensation and Organization Committee considers all material matters relating to the compensation policies and practices of the Company, and administers the Company's incentive plans and base salary policies as they relate to the executive officers of the Company. The Compensation and Organization Committee also reviews and recommends candidates for election to the Board of Directors and appointments to any committee of the Board. The Compensation and Organization Committee will consider any nominee recommended by a shareholder of the Company. A resume of the candidate's business experience and background should be directed in writing to the attention of Lamson's Secretary.

COMPENSATION OF LAMSON'S DIRECTORS

     Directors who are employees of Lamson do not receive any separate fees or other remuneration for serving as a director or a member of any Committee of the Board. For fiscal year 2000, nonemployee directors were each paid an annual retainer of $12,500 for their service on the Board of Directors, and receive an additional fee of $1,200 for each Board or Board Committee meeting attended. Each of the Chairmen of the Audit Committee and the Compensation and Organization Committee received an additional annual fee of $1,500. Lamson has established a Deferred Compensation Plan for nonemployee directors, under which directors may elect to defer their annual retainers and meeting fees. Under this Plan, deferred fees may be invested by the trustee, at a director's option, in either a money market fund or Common Shares of the Company. If a director elects to have this deferred compensation invested in Common Shares of the Company, the director will receive an additional sum, also invested in Common Shares, equal to 25% of the deferred amount.

     Lamson's nonemployee directors are provided with certain retirement and death benefits under the Company's Outside Directors' Benefit Program (the "Program"). All nonemployee directors who have completed an aggregate of one year of continuous service are eligible to participate. The Program generally provides for normal retirement benefits payable upon attainment of age seventy and completion of five years of continuous service. The Program also contains provisions for early retirement benefits, vested deferred retirement benefits, disability retirement benefits and survivors' benefits upon the death of a participant. Participants in the Program or their beneficiaries are eligible to receive benefits in an amount equal to the annual retainer being paid to the participant for service as a nonemployee director at the time he ceases to be a nonemployee director, with such adjustments as are necessary based on the date of retirement or death. Retirement or death benefits under the Program are payable for a ten-year period on a quarterly basis, commencing upon the date of retirement or death. Either the participant, the participant's beneficiary or the Company can elect that such retirement or death benefits be paid in an actuarially-equivalent, lump-sum payment.

     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN: Lamson's Nonemployee Directors Stock Option Plan (the "Directors Plan"), approved by the Company's shareholders in 1994, authorizes the grant of options to nonemployee directors for the purchase of Common Shares. The Directors Plan provides that each year on the Monday following the Annual Meeting of Shareholders, each individual elected, re-elected or continuing as a nonemployee director automatically receives a nonqualified option to purchase 2,000 Common Shares. The exercise price for such options is the average of the high and low prices at which the Common Shares traded on the New York Stock Exchange, Inc. on the date of grant. Options become exercisable one year after the date of grant and expire ten years after the date of the grant. The Board of Directors has reserved 160,000 Common Shares for issuance under the Directors Plan.

     Options granted to a nonemployee director must be exercised within 36 months of retirement as a director. Upon the death of a nonemployee director, the director's legal representative or heirs will have twelve months within which to exercise those options which were exercisable at the time of death.

     If a director resigns, or ceases to serve as a nonemployee director for any reason other than retirement or death, only those options exercisable on the date of termination will be exercisable. Such options may be exercised within ninety days after termination.

     In the event of a "change in control" of the Company (as defined in the Directors Plan), all stock options fully vest and become exercisable.

     Pursuant to the Directors Plan, on May 1, 2000 each nonemployee director was granted a nonqualified stock option to purchase 2,000 Common Shares at an exercise price of $7.969 per share. These stock options are scheduled to become exercisable on May 1, 2001.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's five most highly compensated executive officers (the "Named Executive Officers") with respect to the fiscal year shown for services rendered to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                         --------------------------------------
                                                                                 AWARDS              PAYOUTS
                                           ANNUAL COMPENSATION           -----------------------   ------------
                                    ----------------------------------   RESTRICTED   SECURITIES   PERFORMANCE     ALL OTHER
         NAME AND                                         OTHER ANNUAL     STOCK      UNDERLYING       UNIT       COMPENSATION
    PRINCIPAL POSITION       YEAR    SALARY     BONUS     COMPENSATION   AWARDS(3)    OPTION(#)      PAYOUTS         (1)(2)
    ------------------       ----   --------   --------   ------------   ----------   ----------   ------------   ------------
John B. Schulze............  2000   $410,000   $630,000   $        --          --       90,000     $         --     $ 31,060
 Chairman of the Board,      1999    395,000    465,000            --          --       80,000               --       29,939
 President and Chief         1998    395,000    380,000            --          --       70,000               --       28,049
 Executive Officer
James J. Abel..............  2000    270,000    219,000            --      29,200       40,000               --      159,368(3)
 Executive Vice President,   1999    260,000    178,500            --      15,300       40,000               --       87,478
 Secretary, Treasurer        1998    260,000    101,400            --      20,280       35,000               --      111,750
 and Chief Financial
   Officer
Donald A. Gutierrez........  2000    180,000    122,850            --       8,190       25,000               --       48,600(3)
 Vice President              1999    165,000     82,980            --       5,532       20,000               --       32,660
 Carlon(4)                   1998    155,000     58,500            --       6,300       20,000               --       35,325
Norman P. Sutterer.........  2000    163,000    130,752            --       2,906       20,000               --       29,883(3)
 Vice President              1999    153,000     94,800            --       1,200       18,000               --       18,853
 Lamson Home Products(4)     1998    143,000     79,000            --       1,000       20,000               --       17,468
Charles E. Allen...........  2000    156,000    139,360            --          --       10,000               --       17,855
 Senior Vice President       1999    156,000    106,600            --          --       10,000               --       15,693
                             1998    156,000     93,500            --          --           --               --       14,720

---------------

(1) Includes split dollar life insurance premium payments paid for Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Allen in 2000 of $23,410, $5,718, $-0-, $7,594 and $10,205, respectively; in 1999 of $25,139, $6,178,
    $-0-, $8,047 and $10,893, respectively; and in 1998 of $23,249, $5,550,
    $-0-, $7,668 and $10,040, respectively.

(2) Includes matching contributions up to 75% of the first 6% of an employee's compensation contributed to the Company's 401(k) Deferred Savings Plan, which is available to all salaried employees. The matching contributions made by the Company under the Plan to the accounts of: Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Allen in 2000 totaled $7,650, $7,650,

    $7,650, $7,761, and $7,650, respectively; in 1999 totaled $4,800, $4,800,
    $5,000, $4,806, and $4,800 respectively; and in 1998 totaled $4,800, $4,800,
    $3,825, $4,750 and $4,680 respectively.

(3) Pursuant to the implementation of stock ownership guidelines for the Company's executive officers by the Compensation and Organization Committee of the Company's Board of Directors, Mr. Abel, Mr. Gutierrez and Mr. Sutterer each elected to defer a portion of their 2000 annual bonuses pursuant to the Company's Deferred Compensation Plan for Executive Officers. The deferred amounts are invested in Common Shares of the Company. Accordingly, income amounts deferred by Mr. Abel, Mr. Gutierrez and Mr. Sutterer are $146,000, $40,950 and $14,528, respectively. In addition, for those officers who elect to defer a portion of their bonus, the Company matches 20% of the deferred amount and uses such amount to issue restricted shares to the executive.

(4) Carlon and Lamson Home Products are business units of the Company.

STOCK OPTIONS

     The following table sets forth information concerning stock option grants made to the Named Executive Officers during fiscal year 2000 pursuant to the 1998 Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           GRANT DATE
                                                    INDIVIDUAL GRANTS                        VALUE
                                   ----------------------------------------------------    ----------
                                   NUMBER OF
                                   SECURITIES     % OF TOTAL
                                   UNDERLYING      OPTIONS                                   GRANT
                                    OPTIONS       GRANTED TO     EXERCISE                     DATE
                                    GRANTED      EMPLOYEES IN     PRICE      EXPIRATION     PRESENT
NAME                                 (#)(1)      FISCAL YEAR      ($/SH)        DATE        VALUE(2)
----                               ----------    ------------    --------    ----------    ----------
John B. Schulze..................    90,000         20.65%        $6.625      2/23/10       $316,800
James J. Abel....................    40,000          9.18%         6.625      2/23/10        140,800
Donald A. Gutierrez..............    25,000          5.74%         6.625      2/23/10         88,000
Norman P. Sutterer...............    20,000          4.59%         6.625      2/23/10         70,400
Charles E. Allen.................    10,000          2.29%         6.625      2/23/10         35,200

---------------

(1) Options are exercisable after February 22, 2001 and then only as follows: one-third on each anniversary of the grant date over three years, with the number of shares vested in each year rounded to the nearest whole share. In the event of a "change in control" of the Company (as defined in the 1998 Plan, as amended), all stock options fully vest and become exercisable and all awards of stock may be cashed out on the basis of the highest price paid or offered for Common Shares during the preceding 60-day period.

(2) The present value determinations in this column were made pursuant to rules promulgated by the SEC using a Black-Scholes option pricing model and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Shares. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility, time of exercise and dividend yield. The Company determined the estimated values using volatility assumptions based on 60 months of stock prices; interest rate assumptions based on the five-year Treasury Strip Yield, as reported in The Wall Street Journal; a dividend yield assumption of zero; and an assumed time of exercise of the option of five years.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information about stock options exercised during fiscal year 2000 by the Named Executive Officers and the fiscal year-end values of unexercised options held by the Named Executive Officers. All of such options were granted under the Company's 1988 Incentive Equity Performance Plan and the 1998 Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                      OPTIONS HELD AT               OPTIONS HELD AT
                         SHARES                    DECEMBER 30, 2000(#)          DECEMBER 30, 2000(1)
                       ACQUIRED ON    VALUE     ---------------------------   ---------------------------
        NAME           EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   --------   -----------   -------------   -----------   -------------
John B. Schulze......    50,000      $687,625     491,633        166,667      $1,984,736      $726,906
James J. Abel........    10,000        27,450     210,266         78,334         828,385       344,080
Donald A. Gutierrez..        --            --      26,999         45,001          94,865       194,387
Norman P. Sutterer...     6,500       120,333      70,133         38,667         265,680       167,632
Charles E. Allen.....    12,000       165,030      97,933         16,667         417,925        75,632

---------------

(1) Based on the closing price on the New York Stock Exchange -- Composite Transactions of the Company's Common Shares on December 29, 2000 (the last trading day in fiscal year 2000) of $10.50.

PENSION BENEFITS

     The following table shows the estimated annual pension benefits under The Lamson & Sessions Co. Salaried Employees' Retirement Plan ("Lamson & Sessions Plan"), that would be payable to employees in various compensation classifications upon retirement at age sixty-five during the year 2000.

                     ANNUAL NORMAL RETIREMENT BENEFITS
                  FOR YEARS OF CREDITED SERVICE INDICATED
AVERAGE ANNUAL   -----------------------------------------
 COMPENSATION    15 YEARS   20 YEARS   25 YEARS   30 YEARS
--------------   --------   --------   --------   --------
   $100,000      $ 25,000   $ 33,333   $ 41,667   $ 50,000
    150,000        37,500     50,000     62,500     75,000
    200,000        50,000     66,667     83,333    100,000
    250,000        62,500     83,333    104,167    125,000
    300,000        75,000    100,000    125,000    150,000
    350,000        87,500    116,667    145,833    175,000
    400,000       100,000    133,333    166,667    200,000
    450,000       112,500    150,000    187,500    225,000
    500,000       125,000    166,668    208,333    250,000
    550,000       137,500    183,335    229,166    275,000
    600,000       150,000    200,000    250,000    300,000
    650,000       162,500    216,668    270,833    325,000
    700,000       175,000    233,335    291,666    350,000
    750,000       187,500    250,000    312,500    375,000
    800,000       200,000    266,668    333,333    400,000
    850,000       212,500    283,335    354,166    425,000
    900,000       225,000    300,000    375,000    450,000

     The amounts listed in the table are computed on a straight-life annuity basis and are subject to an offset for Social Security benefits. These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Code places limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans such as the Lamson & Sessions Plan. For benefits accruing in plan years beginning after 1999, no more than $170,000 (indexed for inflation) in annual compensation may be taken into account. However, under the Supplemental Executive Retirement Plan agreements ("SERPS"), described below, participating executives will receive the amounts to which they otherwise would have been entitled under the Lamson & Sessions Plan provided they meet the terms of the applicable SERP.

     The amounts shown in the column under the heading "Average Annual Compensation" are based on the highest five consecutive years of compensation during the last ten years prior to retirement and include salary, overtime and bonuses, but exclude commissions and stock option awards. Normal retirement benefits under the Lamson & Sessions Plan are equal to the greater of (a) 50% of a participant's average annual compensation based on the highest five consecutive years during the last ten years prior to retirement less 50% of the participant's primary Social Security benefit or (b) $3,600 times a fraction, the denominator of which is 30 and the numerator of which is the participant's number of years of service up to 30.

     Messrs. Schulze, Abel, Gutierrez, Sutterer and Allen are participants in the Lamson & Sessions Plan with 13, 10, 4, 12 and 32, years of credited service, respectively, under the Lamson & Sessions Plan. The Company has entered into amended and restated SERPS with Messrs. Schulze, Abel and Allen. Messrs. Schulze and Abel will not be able to achieve thirty years of service on their normal retirement dates.

     The SERPS provide that the executive will receive, upon normal retirement, a supplemental retirement benefit equal to the difference between (i) the amount that would have been payable to the executive under the Lamson & Sessions Plan, without regard to any federal statutory limitation on the annual amount of benefits payable under the Lamson & Sessions Plan and the amount of compensation taken into account in calculating benefits under the Lamson & Sessions Plan, as if the executive had completed thirty years of service with the Company, and
(ii) the amount actually payable to the executive under the Lamson & Sessions Plan or under any other applicable plan for which the executive meets the eligibility requirements. The SERPS also provide for, among other things, disability benefits and benefits in the event the executive's employment with the Company is terminated under certain circumstances prior to retirement and in the event of the executive's death prior to retirement under certain circumstances.

AGREEMENTS WITH CERTAIN OFFICERS

     Lamson has entered into agreements with Messrs. Schulze, Abel, Gutierrez, Sutterer and Allen (the "Executive Change-in-Control Agreements"), which specify certain financial arrangements that the Company will provide upon the termination of such individuals' employment with the Company under circumstances involving a "change in control" (as defined in the Executive Change-in-Control Agreements) of the Company. The Executive Change-in-Control Agreements are intended to ensure continuity and stability of senior management of the Company.

     Each of the Executive Change-in-Control Agreements provides that, in the event of a "change in control" of the Company, the individual would continue employment with the Company in the individual's then current position for a term of two years following the "change in control." Following a "change in control" the individual would be entitled during the ensuing period of employment to receive base compensation and to continue to participate in incentive and employee benefit plans consistent with past practices. Upon the occurrence of a "change in control" followed by (i) a significant adverse change in the nature or scope of the individual's duties or compensation, (ii) the individual's determination of being unable effectively to carry out the current duties and responsibilities, (iii) relocation of the individual's principal work location to a place more than fifty miles from the principal work location immediately prior to the "change in control," (iv) the liquidation, merger or sale of the Company (unless the new entity assumes the Executive Change-in-Control Agreement) or (v) a material breach of the Executive Change-in-Control Agreement, the individual would be entitled to resign and would be entitled to receive a lump sum payment equal to the present value of the then current base compensation and incentive compensation (based on historical experience). The individual would also be entitled to continue to participate in employee benefit plans consistent with past practices for the remaining period of employment provided in his Executive Change-in-Control Agreement. In the case of a "change in control," the Executive Change-in-Control Agreements also provide for protection of certain retirement benefits which would have been earned during the years for which severence was paid and reimbursement for any additional tax liability incurred as a result of excise taxes imposed or payments deemed to be attributable to the "change in control."

     The Executive Change-in-Control Agreements do not create employment obligations for the Company unless a "change in control" has occurred, prior to which time the Company and the individual each reserves the right to terminate the employment relationship. Both before and after the occurrence of a "change in control" the Company may terminate the employment of any of such individuals for "cause."

     The Company has established trust agreements pursuant to which amounts payable under the SERPS, the Executive Change-in-Control Agreements and certain expenses incurred by the officers in enforcing their rights under these arrangements, must be deposited by the Company in trust and expended by the trustee for such purposes. Such trusts are revocable, but upon the occurrence of certain "change in control" events affecting the Company, will become irrevocable. The trusts are currently nominally funded, but the Company is obligated to fund them fully upon the occurrence of the "change in control" events.

     The Company has also entered into Indemnification Agreements with each current member of the Board of Directors as well as each of the Company's executive officers. These agreements provide that, to the extent permitted by Ohio law, the Company will indemnify the director or officer against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines or settlements) incurred or suffered by the director or officer in connection with any suit in which the director or officer is a party or otherwise involved as a result of the individual's service as a member of the Board of Directors or as an officer if the individual's conduct that gave rise to such liability meets certain prescribed standards.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

     The Compensation and Organization Committee of the Board of Directors (the "Committee") is composed entirely of nonemployee directors and has been delegated the responsibility of approving the cash and non-cash compensation of all executive officers of the Company and making recommendations to the Board of Directors with respect to the establishment of the Company's executive compensation plans. No member of the Committee has interlocking relationships, reporting of which is required by applicable rules of the SEC.

     In administering the various executive compensation plans, the aim of the Committee is to attract and retain key executives critical to the long-term success of the Company, to create incentives for executives to achieve long-term strategic management objectives that enhance shareholder value, to provide a balance between annual and long-term forms of compensation and, above all, to ensure that total compensation is performance-oriented and related to Company goals and objectives, using measurable criteria to the extent possible.

     The Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction to publicly-held companies for compensation paid to any executive officer whose compensa-tion exceeds $1 million per year. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The Committee believes that Section 162(m) should not cause the Company to be denied a deduction for compensation paid to any executive officer in 2000.

EXECUTIVE OFFICER BASE COMPENSATION

     Each executive officer's base salary is reviewed by the Committee at the time of the officer's annual performance review. The base salary is recommended to the Committee by the Chairman of the Board and Chief Executive Officer (the "Chairman") and falls within a salary range for each officer's job function that has been established by an independent executive compensation consultant, based, in part, on information collected by the consultant concerning compensation for executives with similar responsibilities at companies with comparable size and geographic location. Typically, salaries fall throughout the range and are not based on an arbitrary percentage of the highest salary within the range. In each case, the Committee reviews the recommendation of the Chairman and approves the salary only after making an independent assessment of the individual executive's performance.

     Mr. Schulze's compensation is based upon the same factors considered with regard to executive officer compensation generally. The components making up his 2000 compensation included base salary, short-term incentive compensation and stock options. Sixty percent of Mr. Schulze's base salary represented his target award under the Short-Term Incentive Plan, the achievement of which was contingent upon the attainment of specific financial performance goals. The Committee's award of stock options to Mr. Schulze under the 1998 Plan was based on the same methodology used to calculate the awards of options to other executive officers under the 1998 Plan and designed to further align Mr. Schulze's interests with those of other shareholders of the Company.

     In determining Mr. Schulze's compensation, the Committee considered the Company's performance. The Committee discusses and determines priorities with Mr. Schulze at the beginning of the year and discusses his performance with respect to these priorities periodically during the year and at the end of the year.

     Mr. Schulze is not present when the Committee reviews his performance and determines his compensation.

SHORT-TERM INCENTIVE COMPENSATION

     Under the Company's Short-Term Incentive Plan, target award levels are established annually by the Committee for each executive officer of the Company. In 2000, Mr. Schulze's award is based solely on the financial performance of the Company expressed in terms of earnings before interest, taxes, depreciation and amortization (EBITDA). Other executive officers' achievement of target awards is based 80 percent on the financial performance of the Company and 20 percent on the achievement of specific personal goals and objectives. In 2000, the Company's Short-Term Incentive Plan provided target award opportunities for executive officers that ranged from 35 to 60 percent of base salary, although amounts could vary above and below that range depending upon Company performance and individual accomplishment.

STOCK OPTIONS AND LONG-TERM INCENTIVE COMPENSATION

     The Committee also is charged with the responsibility of administering the 1998 Plan, under which stock options are granted to executive officers and other employees of the Company. The Committee believes that stock options align the interests of the executive officers with those of the shareholders, providing a way in which the executive officers can build a meaningful stake in the Company. Accordingly, the Committee has approved the implementation of stock ownership guidelines for the executive officers that are to be achieved over a fixed period of time. The guidelines are based on each executive officer's respective salary compensation level and they will be reviewed by the Committee at appropriate intervals.

     The Committee fixes the terms, vesting requirements and the size of the grants of stock options awarded to the executive officers without regard to the amount of options or the expiration dates of options already held by executive officers. The size of each grant is based on the duties, responsibilities, performance and experience of the executive officer and his anticipated contribution to the Company. Options granted to executive officers vest one-third on each anniversary over three years, with the number of shares vested in each year rounded to the nearest whole share.

     Because stock options under the 1998 Plan and grants under the Company's Long-Term Incentive Plan are both forms of long-term executive compensation, grants under both plans are generally considered at the same time. Awards under the Long-Term Incentive Plan are made in the form of performance units payable upon the achievement of three-year corporate goals, currently expressed in terms of financial performance. The Committee determines the goals under which these awards are made from year to year. The Committee did not approve the grant of performance units to executive officers for 2000.

                         COMPENSATION AND ORGANIZATION COMMITTEE

                         D. Van Skilling, Chairman       John C. Dannemiller
                         James T. Bartlett               A. Malachi Mixon, III
                         Francis H. Beam, Jr.

COMPANY STOCK PERFORMANCE

     The following performance graph compares the five year cumulative return, including reinvestment of dividends, from investing $100 on December 31, 1995 in each of the Company's Common Shares, the Russell 2000 index and Standard & Poor's Small Industrials Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

                              [COMPARISON CHART]

--------------------------------------------------------------------------------------------------------------------
                                          12/95        12/96        12/97        12/98        12/99        12/00
--------------------------------------------------------------------------------------------------------------------
 Lamson & Sessions                       100           94           75           66           63          135
 Russell 2000                            100          116          143          139          168          147
 Standard & Poor's Small Cap 600
   Industrials                           100          114          132          124          140          198

     There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Each of the Named Executive Officers beneficially owned the number of Common Shares indicated opposite his name as of January 15, 2001. Except for Mr. Schulze who beneficially owns 5.44% and Mr. Abel who beneficially owns 2.34% of the Company's Common Shares, none of the other Named Executive Officers beneficially owns as much as one percent of the Company's Common Shares.

                                             AMOUNT AND NATURE
                                               OF BENEFICIAL
NAME                                          OWNERSHIP(1)(2)
----                                         -----------------
John B. Schulze............................       828,019
James J. Abel..............................       355,413
Donald A. Gutierrez........................        59,384
Norman P. Sutterer.........................       110,454
Charles E. Allen...........................       149,535

---------------
(1) Includes the following number of Common Shares which are not owned of record but which could be acquired by the individual within 60 days after January 15, 2001 upon the exercise of outstanding options under the Company's stock option plans: Mr. Schulze -- 571,633; Mr. Abel -- 248,600; Mr.
    Gutierrez -- 48,666; Mr. Sutterer -- 89,467 and Mr. Allen -- 104,600.

(2) Includes shares held jointly or in the name of the officer's spouse, minor children, or relatives sharing his home, reporting of which is required by applicable rules of the SEC. Unless otherwise indicated, or in the case of joint ownership, the listed individuals possess sole voting power and sole investment power with respect to such shares. The figure for Mr. Schulze includes 30,000 shares owned by his wife, as to which he has disclaimed beneficial ownership. No other Named Executive Officer has disclaimed beneficial ownership of any shares.

                         CERTAIN BUSINESS RELATIONSHIPS

     During the past fiscal year, the Company, in the normal course of business, utilized the services of the law firm of Jones, Day, Reavis & Pogue in which Mr. Coquillette is a partner. The Company plans to continue using the services of the firm in 2001.

                      PROPOSED AMENDMENT TO THE COMPANY'S
                           1998 INCENTIVE EQUITY PLAN
                                (PROPOSAL NO. 2)

GENERAL

     The Lamson & Sessions Co. 1998 Incentive Equity Plan ("Original Plan") was approved by the Company's shareholders on April 24, 1998. An amendment ("First Amendment") increasing the shares available from 650,000 to 1,300,000 and updating the definition of "Change in Control" was approved by the Company's shareholders on April 28, 2000. As of March 1, 2001, options to acquire approximately 1,029,400 Common Shares have been granted under the Original Plan, as amended by the First Amendment. Accordingly, the Board of Directors believes that an increase in the maximum number of shares, under the Original Plan, as amended, should be granted in light of the Company's present intention to continue granting awards in order to assist the Company in developing and maintaining strong management. Therefore, on February 21, 2001, the Board of Directors approved a second amendment ("Second Amendment") to the Original Plan, subject to shareholder approval at the 2001 Annual Meeting. This proposed Second Amendment would increase the number of shares to be issued under the Original Plan by 650,000. The additional shares represent less than 5% of the issued and outstanding stock of the Company.

     A summary description of the Original Plan, as amended by the First Amendment and the Second Amendment (the "Plan") is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to Appendix A. If the proposed amendment is not approved, the Original Plan as amended by the First Amendment remains in effect.

SUMMARY OF CHANGES

     The Second Amendment increases the number of shares available for issuance under the Plan from 1,300,000 to 1,950,000. The Second Amendment also provides that no participant in the Plan can be granted Option Rights and Appreciation Rights, in the aggregate for more than 350,000 Common Shares during any period of three years. This is an increase of 100,000, from the current limit of 250,000 Common Shares.

SUMMARY OF THE PLAN

     General. Under the Plan, the Committee is authorized to make awards of options to purchase Common Shares ("Option Rights"), awards of Tandem Appreciation Rights and/or Free-Standing Appreciation Rights ("Appreciation Rights"), awards of restricted shares ("Restricted Shares"), awards of deferred shares ("Deferred Shares") and awards of performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Plan.

     Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of Common Shares that may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares, (c) as Deferred Shares, (d) in payment of Performance Shares or Performance Units that have been earned, or (e) in payment of dividend equivalents paid with respect to awards made under the Plan may not exceed 1,950,000 (650,000 of which were approved by shareholders in 1998, 650,000 of which were approved by the shareholders in 2000 and 650,000 of which are being added by the proposed Second Amendment) in the aggregate. Such Common Shares may be shares of original issuance or treasury shares or a combination of both. Upon the payment of any option price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, only the net number of Common Shares actually issued or transferred by the Company will be deemed to have been issued or transferred under the Plan.

     Limitations on Specific Kinds of Awards. In addition to the general limitation on the number of Common Shares available under the Plan, the Plan specifically limits the number of Restricted Shares that are not conditioned on attainment of Management Objectives (described below) plus the number of Deferred Shares (after taking forfeitures into account) to 225,000 in the aggregate subject to adjustment. Additionally, the Plan provides for certain specific limits and other requirements in order that awards of Option Rights, Appreciation Rights, Performance Shares and Performance Units may qualify as performance-based compensation for the purpose of Section 162(m) of the Code. No participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of 3 years subject to adjustment. Moreover, no participant may receive in any calendar year an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective dates of grant over $500,000.

     Eligibility. Officers, including officers who are members of the Board of Directors, and other key employees of the Company and its subsidiaries may be selected by the Committee to receive benefits under the Plan. The Committee may also make awards under the Plan to a person who has agreed to commence serving in any such capacity within 90 days of the date of grant.

     Option Rights. The Committee may grant Option Rights, which entitle the optionee to purchase a specified number of Common Shares at a price equal to or greater than market value at the date of grant.

The option price is payable in cash, by the transfer to the Company of nonforfeitable unrestricted Common Shares owned by the optionee having a value at the time of exercise equal to the option price, by any other legal consideration the Committee may deem appropriate, or by a combination of such payment methods. Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

     Option Rights granted under the Plan may be Option Rights that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof. The Committee may, at or after the date of grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the optionee in cash or additional Common Shares on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price. The Committee may condition the exercise of Option Rights on the achievement of Management Objectives.

     No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a "change of control" of the Company. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. The exercise of an Option Right cancels, on a share-for-share basis, any Tandem Appreciation Right.

     Appreciation Rights. Appreciation Rights provide participants an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right to receive from the Company up to 100 percent of the spread between the option price and the current value of the Common Shares underlying the option. The amount is determined by the Committee and the right is exercisable only when the related Option Right is also exercisable, the spread is positive and the recipient surrenders the related Option Right for cancellation. A Free-Standing Appreciation Right is the right to receive a percentage of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the market value of the underlying Common Shares on the date of grant. Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.

     Any grant of Appreciation Rights may specify any or all of the following:
(1) that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the Committee, (2) a maximum amount payable on exercise, (3) waiting periods before exercise, (4) permissible exercise dates or periods, (5) whether the Appreciation Right may be exercised only on or after a change in control of the Company, (6) whether dividend equivalents may be paid in cash or in Common Shares, and (7) Management Objectives that must be achieved as a condition to exercise such rights.

     Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of Common Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but the Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Committee may determine. The Committee may condition the award on the achievement of Management Objectives.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than three years to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company.

     Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Committee may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

     Deferred Shares must be subject to a deferral period, as determined by the Committee at the date of grant, except that the Committee may provide for the earlier termination of such period in the event of a change in control of the Company.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share, and a Performance Unit is the equivalent of $1.00. The number of Performance Shares or Performance Units is specified by the Committee and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its Section 162(m) exemption).

     A recipient must meet one or more Management Objectives within a specified performance period. Such performance period may be subject to earlier termination in the event of a change in control of the Company. A minimum level of acceptable achievement may also be established by the Committee. If by the end of the performance period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount earned to be determined in accordance with a formula).

     To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Shares or in any combination thereof (the Committee may give either the participant or the Committee the right to choose the form of payment). Dividend equivalents on Performance Shares may be paid in cash or additional Common Shares on a current, deferred or contingent basis. The Committee may specify a maximum amount payable under any grant of Performance Shares or Performance Units.

     Management Objectives. The Committee may establish performance objectives for participants who have received awards of Performance Shares or Performance Units or, if so determined, Option Rights, Appreciation Rights, Restricted Shares or dividend credits. Section 162(m) of the Code requires that the Plan and the performance measures which must be attained to earn compensation under performance-based awards be disclosed to and approved by shareholders. Such performance measures, or "Management Objectives" may be described either in terms of Company-wide objectives or objectives that are related to performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed. The Management Objectives applicable to any award to a participant who is or is likely to become a "covered employee" within the meaning of Section 162(m) of the Code will be based on specified levels of, or growth in, one or more of the following criteria:

     (1) cash flow/net assets ratio;

     (2) debt/capital ratio;

     (3) return on total capital;

     (4) return on equity;

     (5) earnings per share growth;

     (6) revenue growth; and

     (7) total return to shareholders.

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a "covered employee" where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     Transferability. Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other award under the Plan is transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, only the participant (or the participant's guardian or legal representative in the event of the participant's legal incapacity) may exercise Option Rights or Appreciation Rights during the participant's lifetime.

     The Committee may specify at or after the date of grant that Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units are transferable by a participant to members of the participant's immediate family, without payment by the transferee, if reasonable prior notice of the transfer was given to the Company, and the transfer was made according to the terms and conditions specified by the Committee or the Company. Any transferee will be subject to the same terms and conditions under the Plan as the participant.

     The Committee may specify that part or all of the Common Shares that are
(i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer in the case of Restricted Shares, shall be subject to further restrictions on transfer.

     Adjustments. The number, kind, and price of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, splits and combinations, changes in capital structure of the Company, mergers, spin-offs, partial or complete liquidation, and similar events. If any such event occurs, the Committee has discretion to substitute for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares available under the Plan and available for specific kinds of awards under the Plan as the Committee may determine appropriate to reflect any such transaction or event.

     Change in Control. A definition of "Change in Control" is specifically included in the Plan. This definition can be found in the full text of the Plan attached hereto as Appendix A.

     Certain Terminations of Employment. If a participant holding (a) an Option Right or Appreciation Right that is not fully and immediately exercisable, (b) Restricted Shares where the restrictions on transfer have not yet lapsed, (c) Deferred Shares where the deferral period is not complete, (d) Performance Shares or Performance Units that have not been fully earned, or (e) Common Shares distributed under the Plan and subject to continuing restrictions, terminates employment by reason of death, disability, normal retirement, early retirement approved by the Company, entry into public service or leave of absence approved by the Company, or in the event of hardship or other special circumstances, the Committee may take any action it deems equitable or in the Company's best interest.

     Foreign Employees. The Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United

States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     Administration and Amendments. The Plan will be administered by a committee of the Board of Directors (or subcommittee thereof) consisting of not less than three "Nonemployee Directors" within the meaning of Rule l6b-3 under the Exchange Act.

     The Committee's interpretation of the Plan and related agreements and documents is final and conclusive. The Plan may be amended from time to time by the Committee. However, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of the Plan or any amendment thereof for shareholder approval is not to be construed to limit the Company's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     Consistent with the Company policy against repricing "underwater" options, the Committee may not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders.

     The Committee may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The Committee may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.

     Termination. No grant under the Plan may be made more than 10 years after the Plan is approved by the shareholders, but all grants made on or before the 10th anniversary will continue in effect after that date subject the terms of those grants and this Plan.

     General. The closing price of the Common Shares of the Company on March 1, 2000, on the New York Stock Exchange was $7.875 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 2001. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If Common Shares are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares).

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment of the earn-out of Performance Shares or Performance Units, the recipient general in respect will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Shares received.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

REQUIRED VOTE

     The approval of the Second Amendment to the Plan, requires the affirmative vote of the holders of two-thirds of the Common Shares issued and outstanding and entitled to vote at the meeting, whether present in person or by proxy.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

            PROPOSED AMENDMENTS TO THE COMPANY'S CODE OF REGULATIONS

     Twelve proposals will be presented at the Annual Meeting including eleven proposals to amend the Company's Regulations, and the adoption of a new article of the Company's Regulations, as set forth below.

                                 PROPOSAL NO. 3

    Amendment to Article I, Section 1 of the Company's Regulations in order to permit the Company to have more flexibility in the timing of its annual shareholders meeting.

     Article I, Section 1 of the Company's Regulations currently requires that the annual meeting of shareholders be held on the fourth Friday in April of each year. The amendment to Article I, Section 1 to be presented at the Annual Meeting would allow the Company to have more flexibility in the timing of its annual meeting.

     The specific language of the proposed amendment to Article I, Section 1 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 3.

                                 PROPOSAL NO. 4

    Amendment to Article I, Section 3 of the Company's Regulations in order to permit the Company to hold its shareholder meetings at any place allowed by Ohio law.

     Although Ohio law currently requires that shareholder meetings be held at a physical location, technological changes in the telecommunications area will soon make it possible for meetings to be held via the Internet or some other telecommunications vehicle. The Company's current Regulations reflect the current Ohio law, which requires that meetings of the shareholders be held at a physical location. The amendment to Article I, Section 3 to be presented at the Annual Meeting would permit flexibility in the location of shareholder meetings when Ohio law changes.

     The specific language of the proposed amendment to Article I, Section 3 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 4.

                                 PROPOSAL NO. 5

    Amendment to Article I, Section 4 of the Company's Regulations in order to permit notice (or waiver of notice) of shareholder meetings to be given by any means allowed by Ohio law.

     Although Ohio law currently requires that the notice (or waiver of notice) of meetings of shareholders be in writing and either delivered or mailed to the shareholders, technological changes in the telecommunications area will soon make it possible for notices of shareholder meetings to be communicated electronically via the Internet or some other telecommunications vehicle. The Company's current Regulations reflect the current Ohio law, which requires that all notices of shareholder meetings must be in writing and delivered or mailed to the shareholders, and all waivers of notice of shareholder meetings be in writing. The amendment to Article I, Section 4 to be presented at the Annual Meeting would permit flexibility in the method of giving notice (and waiving notice) of shareholder meetings when Ohio law changes.

     The specific language of the proposed amendment to Article I, Section 4 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 5.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 5.

                                 PROPOSAL NO. 6

    Amendment to Article I, Section 6 of the Company's Regulations in order to permit proxies to be voted by any means allowed by Ohio law.

     In 1999, Ohio law was changed to permit the voting of proxies through any "verifiable communications authorized by the shareholder." As a result, Ohio law now specifically permits shareholders in Ohio corporations to vote their shares by e-mail, telephone or any other means capable of authentication. The Company's current Regulations specifically require that all proxies must be in writing, thus prohibiting the Company from using electronic or telephonic proxy voting. The amendment to Article I, Section 6 to be presented at the Annual Meeting would permit proxies to be voted by any means allowed by Ohio law.

     The specific language of the proposed amendment to Article I, Section 6 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 6.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 6.

                                 PROPOSAL NO. 7

    Amendment to Article I, Section 7 of the Company's Regulations in order to permit the Company to make its annual financial statements available to shareholders by any means allowed by Ohio law.

     Although Ohio law currently requires that financial statements be made physically available to shareholders at shareholder meetings, technological changes in the telecommunications area will soon make it possible for meetings to be held (and financial statements to be delivered) solely via the Internet or some other telecommunications vehicle. The Company's current Regulations reflect the current Ohio law, which requires that the financial statements be physically laid before the shareholders at an annual meeting. The amendment to Article I,
Section 3 to be presented at the Annual Meeting would permit the financial statements to be provided electronically when Ohio law changes. The amendment also requires the financial statements to be as of the end of the Company's most recent fiscal year.

     The specific language of the proposed amendment to Article I, Section 7 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company.

Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 7.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 7.

                                 PROPOSAL NO. 8

    Amendment to Article I, Section 8 of the Company's Regulations in order to permit the Company to produce a list of shareholders entitled to vote at any shareholder meeting to shareholders upon request by any means allowed by Ohio law.

     Although Ohio law currently requires that lists of shareholders entitled to vote at a meeting of the shareholders be made physically available to shareholders at shareholder meetings, technological changes in the telecommunications area will soon make it possible for such shareholder lists to be delivered via the Internet or some other telecommunications vehicle. The Company's current Regulations reflect the current Ohio law, which requires that the list of shareholders entitled to vote be physically produced upon request at each meeting of shareholders. The amendment to Article I, Section 8 to be presented at the Annual Meeting would allow shareholder lists to be delivered electronically when Ohio law changes. The amendment also requires to the Company to deliver shareholder lists only upon request of any shareholder, which is consistent with Ohio law.

     The specific language of the proposed amendment to Article I, Section 8 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 8.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 8.

                                 PROPOSAL NO. 9

    Amendment to Article II, Section 6 of the Company's Regulations in order to permit the Board of Directors to have more flexibility in the timing of its Board of Directors meeting.

     Article II, Section 6 of the Company's Regulations currently requires the Board of Directors to hold an organizational meeting to elect officers as soon as practicable after each annual meeting of shareholders. Although the Board of Directors holds a meeting immediately following the annual meeting of shareholders, the Board elects officers as they are needed. The amendment to
Article II, Section 6 to be presented at the Annual Meeting would allow the Board of Directors to have more flexibility in the timing of its meetings to elect officers.

     The specific language of the proposed amendment to Article II, Section 6 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 9.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 9.

                                PROPOSAL NO. 10

    Amendment to Article II, Section 8 of the Company's Regulations in order to permit a majority of the members of the Board of Directors to constitute a quorum of the Board of Directors.

     Article II, Section 8 of the Company's Regulations currently requires that five directors of the Board of Directors constitute a quorum of the Board of Directors. Article II, Section 2 of the Company's Regulations permits the Company to have between nine and fifteen directors. A majority of the members of the Board, and not a designated number, should constitute a quorum since the number of directors that are permitted to be elected to the Board of Directors may change from time to time. The amendment to Article II,
Section 8 to be presented at the Annual Meeting would permit a majority of the total number of directors serving on the Board to constitute a quorum.

     The specific language of the proposed amendment to Article II, Section 8 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 10.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO.
                                      10.

                                PROPOSAL NO. 11

    Amendment to Article II, Section 9 of the Company's Regulations in order to permit the Company's directors to create committees of the Board of Directors as allowed by Ohio law.

     Ohio law has also recently been changed to permit the Board of Directors to create committees consisting of only one Director. Ohio's law was changed so as to be consistent with Delaware law. The Company's current Regulations require that committees consist of at least three Directors. The amendment to Article II, Section 9 to be presented at the Annual Meeting would permit the Directors to create committees as allowed by Ohio law. This amendment will permit greater flexibility in the corporate governance of the Company.

     The specific language of the proposed amendment to Article II, Section 9 of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 11.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO.
                                      11.

                                PROPOSAL NO. 12

    Amendment to Article VI of the Company's Regulations in order to permit the Company's directors and officers to be indemnified to the full extent permitted under law.

     Under Ohio law, Ohio corporations are authorized to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. Determinations regarding discretionary indemnification are to be made by a majority vote of a quorum of disinterested directors or, if a quorum is not available, by independent counsel, the shareholders, the court of common pleas, or the court in which the proceeding was brought. Ohio law does not provide statutory authorization for a corporation to indemnify directors and officers for settlements, fines, or judgments in the context of derivative suits. However, it provides that directors (but not officers) are entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that his act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests. Under Ohio law, a director is not liable for monetary damages unless it is proven by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees or agents of a corporation.

     Ohio law does not authorize payment of expenses or judgments to an officer or other agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if a director or officer acted in good faith and in a manner he reasonably believed to be in (or not opposed to) the best interests of the company, indemnification is discretionary except as otherwise provided by a company's articles of incorporation, code of regulations, or by contract except with respect to the advancement of expenses of directors.

     In addition to the statutory right to indemnify, Ohio law provides express authority for Ohio corporations to procure not only insurance policies, but also to furnish protection similar to insurance, including trust funds, letters of credit, and self-insurance, or to provide similar protection such as indemnity against loss of insurance.

     The Company's existing Regulations conform with Ohio law. The proposal relating to the amendment of the indemnification provisions expand the required indemnification to require that indemnification shall be provided to the full extent permitted by law, as described above. All of the Company's directors and certain of its officers are currently parties to indemnification agreements that, among other things, require indemnification to the fullest extent permitted by law. Due to the scope of the Ohio General Corporation law and the provisions of the existing indemnification agreements, this amendment does not materially alter the Company's existing obligations with respect to its current directors and certain of its current officers.

     The specific language of the proposed amendment to Article VI of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 12.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO.
                                      12.

                                PROPOSAL NO. 13

    Amendment to Article X of the Company's Regulations in order to permit amendments to the Company's Regulations adopted pursuant to a written consent of the shareholders without a meeting be distributed to shareholders by any means allowed by Ohio law.

     Although Ohio law currently requires that any amendments to the Company's Regulations adopted by the written consent of the shareholders without a meeting be mailed to the shareholders, technological changes in the telecommunications area will soon make it possible for such amendments to be delivered electronically via the Internet or some other telecommunications vehicle. The Company's current Regulations reflect the current Ohio law, which requires that all amendments to the Company's Regulations adopted by the written consent of the shareholders without a meeting be mailed to the shareholders. The amendment to Article X to be presented at the Annual Meeting would permit flexibility in the method of delivering such amendments to shareholders when Ohio law changes.

     The specific language of the proposed amendment to Article X of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the amendment requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 13.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO.
                                      13.

                                PROPOSAL NO. 14

     Adoption of new Article XI in order to clarify that words used in the Regulations importing any gender include the other gender.

     The terms "his," "he," and "him" are used throughout the Regulations.
Article XI clarifies that the use of such terms include "hers" and "she."

     The specific language of the proposed adoption of the new Article XI of the Company's Regulations, as outlined above, is set forth on Appendix B to this Proxy Statement. Approval of the adoption of the new article requires the affirmative vote of two-thirds of the outstanding Common Stock of the Company. Unless otherwise directed, shares represented by the holders of your proxy will be voted FOR proposal No. 14.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 14.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Lamson's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Pacific Stock Exchange, and to provide Lamson with copies of such reports.

     Based solely on review of the copies of such reports furnished to the Company, or written representation that no forms were required to be filed, the Company believes that during the year ended December 30, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company adopted a written Audit Committee Charter, a copy of which is included as Appendix C to this Proxy Statement. All members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Audit Committee has implemented procedures through which it devotes the attention that it deems necessary and appropriate to carry out its responsibilities, during a fiscal year, in each of the matters assigned to it under the Audit Committee Charter.

     The Audit Committee has reviewed and discussed with the Company's management and Ernst & Young LLP, ("Ernst & Young") the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Stockholders for the year ended December 30, 2000. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

     The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with Ernst & Young their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by Ernst & Young is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, filed with the U.S. Securities and Exchange Commission.

Francis H. Beam, Jr.               Audit Committee Chairman
Martin J. Cleary                   Audit Committee Member
George R. Hill                     Audit Committee Member
John C. Morley                     Audit Committee Member

                              INDEPENDENT AUDITORS

     For many years the firm of Ernst & Young in Cleveland, Ohio, has served as independent auditors to the Company. In February 2000, Ernst & Young was reappointed by the Board of Directors of the Company, on the recommendation of the Audit Committee, as the Company's independent auditors for the fiscal year ended December 30, 2000. Representatives of Ernst & Young are expected to be present at the meeting and will have the opportunity to make a statement if they so desire. They are expected to be available to respond to proper questions regarding the independent auditors' responsibilities.

AUDIT FEES

     Ernst & Young has billed the Company $265,500, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the fiscal year ended December 30, 2000 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal year ended December 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young provided no professional services to the Company of the nature described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X during the fiscal year ended December 30, 2000.

ALL OTHER FEES

     Ernst & Young has billed the Company $357,000, in the aggregate, for all other services rendered by them (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 30, 2000. This amount includes audit-related services of $340,000 and non-audit services of $17,000. Audit-related services generally include fees for business acquisitions, accounting consultations, internal audit and registration statements required by the SEC.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in April 2002, must be received by the Company's Secretary at its principal office in Cleveland, Ohio, not later than November 23, 2001 for inclusion in the Company's Proxy Statement and Form of Proxy relating to the Annual Meeting of Shareholders in the year 2002. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for consideration and comply with the proxy rules of the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the Annual Meeting other than as herein presented. However, if any other matter is properly brought before the Annual Meeting, the persons appointed as proxies in the accompanying proxy will have discretion to vote or act hereon according to their best judgment.

     The Company's 2000 Annual Report, including financial statements, has been mailed contemporaneously with this Proxy Statement.

     By Order of the Board of Directors.

                                            /s/ James J. Abel
                                            JAMES J. ABEL
                                            Executive Vice President, Secretary,
                                            Treasurer and Chief Financial
                                            Officer

                                                                      APPENDIX A

                           THE LAMSON & SESSIONS CO.
                           1998 INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 27, 2001)

SECTION 1.  PURPOSE.

     The Lamson & Sessions Co. 1998 Incentive Equity Plan (the "Plan") is intended to encourage key executives and managerial employees of The Lamson & Sessions Co. (the "Company") and its subsidiaries to become owners of stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities that are competitive with other similarly situated corporations and to stimulate the efforts of such employees by giving suitable recognition for services that contribute materially to the Company's success.

SECTION 2.  DEFINITIONS.

     For purposes of the Plan, the following terms are defined as set forth below:

          "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, and includes both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

          "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

          "BOARD" means the Board of Directors of the Company.

          "CHANGE IN CONTROL" has the meaning provided in Section 13 of this Plan.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          "COMMITTEE" means the committee (or subcommittee) described in Section 17(a) of this Plan.

          "COMMON SHARES" means (i) common shares, without par value, of the Company and (ii) any security into which such common shares may be converted by reason of any transaction or event of the type referred to in
     Section 11 of this Plan.

          "COVERED EMPLOYEE" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

          "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares becomes effective (which date may not be earlier than the date on which the Committee takes action with respect thereto).

          "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

          "DEFERRED SHARES" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

          "DIRECTOR" means a member of the Board of Directors of the Company.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

          "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "IMMEDIATE FAMILY" has the meaning stated in Rule 16a-1(e) of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act (or any successor rule to the same effect), as in effect from time to time.

          "MANAGEMENT OBJECTIVES" means any performance objectives established by the Committee pursuant to Section 9 of this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares or dividend credits pursuant to this Plan.

          "MARKET VALUE PER SHARE" means, as of any particular date, the fair market value of the Common Shares as determined by the Committee.

          "OPTIONEE" means the optionee named in an agreement evidencing an outstanding Option Right.

          "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

          "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

          "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

          "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

          "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

          "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
     Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

          "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act (or any successor rule to the same effect), as in effect from time to time.

          "SPREAD" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

          "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options "Subsidiary" means any corporation in which the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

          "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

          "VOTING POWER" means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

          "VOTING STOCK" means, at any time, then-outstanding securities entitled to vote generally in the election of Directors.

SECTION 3.  SHARES AVAILABLE UNDER THE PLAN.

     (a) Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan may not exceed in the aggregate 1,950,000 (650,000 of which were approved by the shareholders in 1998; 650,000 of which were approved in 2000; and 650,000 of which are being added as of April 27, 2001) Common Shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there will be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Company.

     (b) Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan,
(i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 650,000 Common Shares, (ii) the number of Restricted Shares that are not conditioned on the attainment of Management Objectives plus the number of Deferred Shares may not (after taking any forfeitures into account) exceed in the aggregate 225,000 Common Shares and (iii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of 3 years.

     (c) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $500,000.

SECTION 4.  OPTION RIGHTS.

     The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant will specify an Option Price per Common Share, which will be equal to or greater than the Market Value per Share on the Date of Grant.

          (c) Each grant will specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under
     Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing. For purposes of this Section 4, constructive delivery of shares will be deemed equivalent to actual delivery.

          (d) On or after the Date of Grant, the Committee may determine that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee except that such risks of forfeiture and restrictions on transfer will apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant under the Plan or any similar predecessor plan remain unexercised.

          (g) Each grant will specify the period or periods of continuous employment of the Optionee by the Company or any Subsidiary that are necessary before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of such Option Rights in the event of a "Change in Control."

          (h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (i) Option Rights granted under this Plan may be (i) options, including without limitation Incentive Stock Options, that are intended to qualify under particular provisions of the Code (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (j) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents on such Option Rights in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that such equivalents will be credited against the Option Price.

          (k) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
     Section 5 of this Plan.

          (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (m) Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Optionee and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 5.  APPRECIATION RIGHTS.

     (a) The Committee may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted under this Plan, and
(ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right is a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights except that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right is a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

          (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination of the foregoing and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

          (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee on the Date of Grant.

          (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

          (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a "Change in Control."

          (v) Any grant may provide for the payment to the Participant of dividend equivalents on the grant in cash or Common Shares on a current, deferred or contingent basis.

          (vi) Any grant may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

          (vii) Each grant of Appreciation Rights will be evidenced by an agreement executed on behalf of the Company by an officer of the Company and delivered to and accepted by the Participant, which agreement will describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

     (c) Any grant of Tandem Appreciation Rights will provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     (d) Regarding Free-Standing Appreciation Rights only:

          (i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

          (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

          (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

SECTION 6.  RESTRICTED SHARES.

     The Committee may also authorize the grant or sale of Restricted Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer referred to below.

          (b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, except (if the Committee so determines) in the event of a "Change in Control," for a period of not less than 3 years to be determined by the Committee on the Date of Grant.

          (d) Each such grant or sale will provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any such grant or sale may be further conditioned upon the attainment of Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify, in respect of such Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each such grant or sale will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power endorsed in blank by the Participant with respect to such shares, will be held in custody by the Company until all restrictions on such Restricted Shares lapse.

SECTION 7.  DEFERRED SHARES.

     The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant or sale will constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each such grant or sale will be subject to a Deferral Period fixed by the Committee on the Date of Grant, and any such grant or sale may provide for the earlier termination of such period in the event of a "Change in Control."

          (d) During the Deferral Period, the Participant will not have any right to transfer any rights under the subject award, will not have any rights of ownership in the Deferred Shares and will not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each such grant or sale will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 8.  PERFORMANCE SHARES AND PERFORMANCE UNITS.

     The Committee may also authorize grants of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors, except that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit will be determined by the Committee on the Date of Grant, and may be subject to earlier termination in the event of a "Change in Control" except that no such acceleration will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (c) Each grant of Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and will set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum level, but falls short of full achievement of the specified Management Objectives.

          (d) Each such grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination of cash and Common Shares and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect to such grant may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect to the grant may not exceed maximums specified by the Committee on the Date of Grant.

          (f) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents on such Performance Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (g) Each grant of Performance Shares or Performance Units will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and stating that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 9.  MANAGEMENT OBJECTIVES.

          (a) Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

     (i)  cash flow/net assets ratio;

     (ii)  debt/capital ratio;

     (iii) return on total capital;

     (iv)  return on equity;

     (v)   earnings per share growth;

     (vi)  revenue growth; and

     (vii) total return to shareholders.

          (b) If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

SECTION 10.  TRANSFERABILITY.

     (a) Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other award granted under this Plan may be transferred by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights may be exercised during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by the Participant's guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

     (b) Any grant or award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares, or upon payment under a grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions upon transfer.

     (c) Notwithstanding the provisions of Section 10(a), if so determined by the Committee in its discretion on or after the Date of Grant, Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units will be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family), except that (i) no such transfer will be effective unless reasonable prior notice of such transfer is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that have been made applicable to such transfer by the Company or the Committee and (ii) any such transferee will be subject to the same terms and conditions under this Plan as the Participant.

SECTION 11.  ADJUSTMENTS.

     The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted under this Plan, (b) Option Price or Base Price provided in any outstanding Option Right or Appreciation Right, and (c) kind of shares covered by such awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the number of shares specified in
Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11 except that any such adjustment to the number specified in Section 3(b)(i) may be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify. This Section 11 may not be construed to permit the re-pricing of any Option Right in the absence of any of the circumstances described above in contravention of Section 18(b) of this Plan.

SECTION 12.  FRACTIONAL SHARES.

     The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

SECTION 13.  CHANGE IN CONTROL.

     For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any of the following events shall occur:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either: (i) the then-outstanding shares of common stock of the Company (the "Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Stock"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and
     (iii) of subsection (c) of this Section 13; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Company Common Stock and Voting Stock of the Company, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and
     (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 14.  WITHHOLDING TAXES.

     To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

SECTION 15. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE.

     Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company, leave of absence to enter public service with the consent of the Company or other leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 10(b) of this Plan, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

SECTION 16.  FOREIGN EMPLOYEES.

     In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, restatements or alternative versions may include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

SECTION 17.  ADMINISTRATION OF THE PLAN.

     (a) This Plan will be administered by a committee of the Board (or a subcommittee thereof) composed of not less than three members of the Board, each of whom will be a "Non-Employee Director" within the meaning of Rule 16b-3. A majority of the Committee will constitute a quorum, and the acts of the members of the Committee who are present at any meeting of the Committee at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, will be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action taken or determination made in good faith.

SECTION 18.  AMENDMENTS AND OTHER MATTERS.

     (a) This Plan may be amended from time to time by the Committee except that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of this Plan or any amendment of this Plan for shareholder approval will not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 18(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

     (c) The Committee may require Participants, or may permit Participants to elect, to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee may also provide that deferred issuances and settlements include the payment or crediting of interest on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Shares.

     (d) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and will not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan will be null and void with respect to such Option Right except that such provision will remain in effect with respect to other Option Rights, and there will be no further effect on any provision of this Plan.

     (f) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

SECTION 19.  TERMINATION.

     No grant may be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date will continue in effect after that date subject to the terms of those grants and of this Plan.

                                                                      APPENDIX B

      [PLEASE NOTE THAT PROPOSED LANGUAGE CHANGES ARE PRINTED IN ITALICS]

CURRENT LANGUAGE -- ARTICLE I, SECTION 1

SECTION 1.  ANNUAL MEETING

     The Annual Meeting of Shareholders of the Company for the election of Directors, the consideration of financial statements and other reports to be laid before such meeting, and the transaction of such other business as may be brought before such meeting shall be held at 2:00 o'clock P.M. or at such other time as may be designated by the Board of Directors, the Chairman of the Board or the President and specified in the notice of the meeting, on the fourth Friday in April of each year if not a legal holiday and if a legal holiday on the next succeeding business day. Upon due notice there may also be considered and acted upon at an Annual Meeting any matter which could properly be considered and acted upon at a Special Meeting.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 1

SECTION 1.  ANNUAL MEETING

     The Annual Meeting of Shareholders of the Company for the election of Directors, the consideration of financial statements and other reports to be laid before such meeting, and the transaction of such other business as may be brought before such meeting shall be held on such date and at such time as may be designated by the Board of Directors. Upon due notice there may also be considered and acted upon at an Annual Meeting any matter which could properly be considered and acted upon at a Special Meeting.

CURRENT LANGUAGE -- ARTICLE I, SECTION 3

SECTION 3.  PLACE OF MEETINGS

     Meetings of Shareholders shall be held at the principal office of the Company in Ohio unless the Board of Directors acting at a meeting, or a majority of the Directors acting without a meeting, designates some other place either within or without the State of Ohio and causes notice thereof to so specify.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 3

SECTION 3.  PLACE OF MEETINGS

     Meetings of Shareholders shall be held at the principal office of the Company in Ohio unless the Board of Directors acting at a meeting, or a majority of the Directors acting without a meeting, designates some other place either within or without the State of Ohio or designates that the meeting shall not be held at a physical place, but may instead be held solely by means of communications equipment or by any other means permitted under Ohio law, and causes notice thereof to so specify.

CURRENT LANGUAGE -- ARTICLE I, SECTION 4

SECTION 4.  NOTICE OF MEETINGS -- WAIVER

     Not less than seven (7) nor more than sixty (60) days before the date fixed for a Meeting of Shareholders, written notice stating the time, place and purposes of such meeting shall be given by or at the direction of the Chairman of the Board, the President, the Secretary, an Assistant Secretary, or any other person required or permitted by these Regulations to give such notice. The notice shall be given by personal delivery or by mail to each Shareholder entitled to notice of the meeting who is of record as of the date next preceding the day on which notice is given, or, if another date thereof is duly fixed, of record as of said date. If mailed, such notice shall be addressed to the Shareholder at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day when deposited in the mail. If said record date shall fall on a holiday, the record date should be taken as of the close of business on the next preceding day which is not a holiday.

     Notice of the time, place and purposes of any Meeting of Shareholders may be waived by any Shareholder in writing, either before or after the holding of such meeting, which writing shall be filed with and entered upon the records of the meeting, or by his attendance at any such meeting without protesting the lack of proper notice prior to or at the commencement of such meeting.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 4

SECTION 4.  NOTICE OF MEETINGS -- WAIVER

     Not less than seven (7) nor more than sixty (60) days before the date fixed for a Meeting of Shareholders, notice stating the time, place and purposes of such meeting shall be given by or at the direction of the Chairman of the Board, the President, the Secretary, an Assistant Secretary, or any other person required or permitted by these Regulations to give such notice. The notice may be given by personal delivery, by mail or by any other means permitted under Ohio law, to each Shareholder entitled to notice of the meeting who is of record as of the date next preceding the day on which notice is given, or, if another date thereof is duly fixed, of record as of said date. If mailed, such notice shall be addressed to the Shareholder at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day when deposited in the mail. If said record date shall fall on a holiday, the record date should be taken as of the close of business on the next preceding day which is not a holiday.

     Notice of the time, place and purposes of any Meeting of Shareholders may be waived in writing (or by any other means permitted under Ohio law), by any Shareholder entitled to notice, either before or after the holding of such meeting, which waiver shall be entered upon the records of the meeting, or by his attendance at any such meeting without protesting the lack of proper notice prior to or at the commencement of such meeting. A telegram, cablegram, electronic mail or an electronic or other transmission capable of authentication and that appears to have been sent by a person described in this section and that contains a waiver by such person is a writing for the purposes of this section.

CURRENT LANGUAGE -- ARTICLE I, SECTION 6

SECTION 6.  PROXIES

     A person who is entitled to attend a Shareholders' Meeting, to vote thereat, or to execute consents, waivers, or releases may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his rights by proxy or proxies appointed by a writing signed by such person as provided by the laws of the State of Ohio.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 6

SECTION 6.  PROXIES

     A person who is entitled to attend a Shareholders' Meeting, to vote thereat, or to execute consents, waivers, or releases may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his rights by proxy or proxies in any form authorized by Ohio law. [remainder of sentence deleted]

CURRENT LANGUAGE -- ARTICLE I, SECTION 7

SECTION 7.  FINANCIAL REPORTS

     At the Annual Meeting, there shall be laid before the Shareholders a financial statement, which may be consolidated, consisting of:

     1. A Balance Sheet containing a summary of the assets, liabilities, stated capital, and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus, and earned surplus) of the Company as of a date not more than four (4) months before the date of such meeting; and

     2. A Statement of Profit and Loss and Surplus, including a summary of profits, dividends paid, and other changes in the surplus accounts of the Company, for the year ending with the date of such Balance Sheet.

     An Opinion signed by the President, or a Vice President, or Treasurer, or Assistant Treasurer, or by a public accountant or firm of public accountants, shall be appended to such financial statement to the effect that the financial statement presents fairly the position of the Company and the results of its operations in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding period, or such other Opinion as is in accordance with sound accounting practice.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 7

SECTION 7.  FINANCIAL REPORTS

     At the Annual Meeting, the Company shall make a financial statement, which may be consolidated, open to examination by the Shareholders in accordance with Ohio law, consisting of:

     1. A Balance Sheet containing a summary of the assets, liabilities, stated capital, and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus, and earned surplus) of the Company as of the end of the Company's most recent fiscal year; and

     2. A Statement of Profit and Loss and Surplus, including a summary of profits, dividends paid, and other changes in the surplus accounts of the Company, for the year ending with the date of such Balance Sheet.

     An Opinion signed by the President, or a Vice President, or Treasurer, or Assistant Treasurer, or by a public accountant or firm of public accountants, shall be appended to such financial statements to the effect that the financial statements present fairly the position of the Company and the results of its operations in conformity with accounting principles generally accepted in the United States, or such other Opinion as is in accordance with sound accounting practice.

CURRENT LANGUAGE -- ARTICLE I, SECTION 8

SECTION 8.  ORGANIZATION OF MEETINGS.

          (a) The Board of Directors shall determine from time to time the Officer who shall preside at all Meetings of Shareholders.

          (b) The Secretary or Assistant Secretary shall act as secretary and keep the minutes of all meetings and in the absence of the Secretary and Assistant Secretary, the presiding Officer at the meeting shall appoint any other Officer to act in his place.

          (c) At each meeting, an alphabetically arranged list or classified list of Shareholders of record who are entitled to vote as of the applicable record date, showing their respective addresses and the number and class of shares held by each, shall be produced by the Secretary, Assistant Secretary, or the particular agent having charge of the transfer of the shares. This list, when certified by such Officer or agent, shall be prima facie evidence of the ownership or the facts shown therein.

PROPOSED LANGUAGE -- ARTICLE I, SECTION 8

Section 8. Organization of Meetings.

     (a) The Board of Directors shall determine from time to time the Officer who shall preside at all Meetings of Shareholders.

     (b) The Secretary or Assistant Secretary shall act as secretary and keep the minutes of all meetings and in the absence of the Secretary and Assistant Secretary, the presiding Officer at the meeting shall appoint any other Officer to act in his place.

     (c) Upon request of any shareholder at any meeting of shareholders, the Secretary, Assistant Secretary, or the particular agent having charge of the transfer of the shares shall produce (by any means permitted under Ohio law) an alphabetically arranged list or classified list of Shareholders of record who are entitled to vote as of the applicable record date, showing their respective addresses (and any other information required under Ohio law) and the number and class of shares held by each. This list, when certified by such Officer or agent, shall be prima facie evidence of the ownership or the facts shown therein.

CURRENT LANGUAGE -- ARTICLE II, SECTION 6

SECTION 6.  MEETINGS

     As soon after each Annual Meeting of Shareholders as practicable, the Directors shall hold an organizational meeting for the purpose of electing Officers and the transaction of any other business. Other meetings of the Board may be held at any time upon the call of the Chairman of the Board, the President, or any two (2) Directors. Meetings of the Board may be held within or without the State of Ohio. Written notice of the time and place of each meeting of the Board shall be given to each Director either by personal delivery, mail, telegram or cablegram at least two (2) days before the meeting, which notice need not specify the purposes of the meeting. Meetings of the Directors may be held through any communication equipment if all persons participating (and such participation shall constitute "presence" or "attendance" at such meeting) can hear each other. Unless otherwise specifically stated in the notice thereof, any business may be transacted at any meeting of the Board.

     Notice of any meeting of the Board may be waived by any Director in writing, either before or after such meeting, or by his attendance at any such meeting (including "attendance" or "presence" by means of participation through any communications equipment as above provided) without protesting the lack of proper notice prior to or at the commencement of such meeting. If any meeting is adjourned, notice of the adjournment need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

PROPOSED LANGUAGE -- ARTICLE II, SECTION 6

SECTION 6.  MEETINGS.

     [First sentence deleted]. Meetings of the Board may be held at any time upon the call of the Chairman of the Board, the President, or any two (2) Directors. Meetings of the Board may be held within or without the State of Ohio. Written notice of the time and place of each meeting of the Board shall be given to each Director either by personal delivery, mail, telegram or cablegram at least two (2) days before the meeting, which notice need not specify the purposes of the meeting. Meetings of the Directors may be held through any communication equipment if all persons participating (and such participation shall constitute "presence" or "attendance" at such meeting) can hear each other. Unless otherwise specifically stated in the notice thereof, any business may be transacted at any meeting of the Board.

     Notice of any meeting of the Board may be waived by any Director in writing, either before or after such meeting, or by his attendance at any such meeting (including "attendance" or "presence" by means of participation through any communications equipment as above provided) without protesting the lack of proper notice prior to or at the commencement of such meeting. If any meeting is adjourned, notice of the adjournment need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

CURRENT LANGUAGE -- ARTICLE II, SECTION 8

SECTION 8.  QUORUM

     Five (5) Directors shall be necessary to constitute a quorum for the transaction of business at a meeting, provided that a majority of the Directors at a meeting duly held, whether or not a quorum exists, may adjourn such meeting from time to time.

     The act of a majority of the Directors present at a meeting at which a quorum is present is the act of the Board unless the act of a greater number of Directors is required by the Amended Articles of Incorporation or these Regulations.

PROPOSED LANGUAGE -- ARTICLE II, SECTION 8

SECTION 8.  QUORUM

     A majority of Directors shall be necessary to constitute a quorum for the transaction of business at a meeting, provided that a majority of the Directors at a meeting duly held, whether or not a quorum exists, may adjourn such meeting from time to time.

     The act of a majority of the Directors present at a meeting at which a quorum is present is the act of the Board unless the act of a greater number of Directors is required by the Amended Articles of Incorporation or these Regulations.

CURRENT LANGUAGE -- ARTICLE II, SECTION 9

SECTION 9.  COMMITTEES

     The Board of Directors may from time to time appoint three (3) or more Directors to constitute one or more Committees of Directors. The resolution establishing each such Committee shall specify a designation by which it shall be known and shall fix its purpose, powers, authority and duration of existence. The Board of Directors may delegate to any such Committee any of the authority of the Board, however conferred, other than that of filling vacancies among the Directors or in any Committee of Directors.

     The Board of Directors may likewise appoint one or more Directors as alternate members of any such Committee, who may take the place of any absent member or members at any meeting of such Committee.

     Each such Committee and each member thereof shall serve at the pleasure of the Board of Directors, shall act only in the intervals between meetings of the Board, and shall be subject to the control and direction of the Board. All actions taken by any such Committee shall be reported in writing to the Board at its first meeting thereafter.

     An act or authorization of any act by any such Committee within the authority delegated to it by the resolution establishing it shall be effective for all purposes as the act or authorization by the Board of Directors.

     In every case the affirmative vote of a majority of its members at a meeting, or the written consent of all of the members of any such Committee without a meeting, shall be necessary for the approval of any action.

     In particular, the Board of Directors may create an Executive Committee in accordance with the foregoing provisions of this Section. If created, the Executive Committee shall possess and may exercise all of the powers of the Board in the management and control of the business of the Company during the intervals between meetings of the Board subject to the foregoing provisions of this Section. The chairman of the Executive Committee shall be determined by the Board of Directors from time to time. All action taken by the Executive Committee shall be reported in writing to the Board of Directors at its first meeting thereafter.

PROPOSED LANGUAGE -- ARTICLE II, SECTION 9

SECTION 9.  COMMITTEES

     The Board of Directors may from time to time appoint one (1) or more Directors to constitute one or more Committees of Directors. The resolution establishing each such Committee shall specify a designation by which it shall be known and shall fix its purpose, powers, authority and duration of existence. The Board of Directors may delegate to any such Committee any of the authority of the Board, however conferred, other than that of filling vacancies among the Directors or in any Committee of Directors.

     The Board of Directors may likewise appoint one or more Directors as alternate members of any such Committee, who may take the place of any absent member or members at any meeting of such Committee.

     Each such Committee and each member thereof shall serve at the pleasure of the Board of Directors, shall act only in the intervals between meetings of the Board, and shall be subject to the control and direction of the Board. All actions taken by any such Committee shall be reported in writing to the Board at its first meeting thereafter.

     An act or authorization of any act by any such Committee within the authority delegated to it by the resolution establishing it shall be effective for all purposes as the act or authorization by the Board of Directors.

     In every case the affirmative vote of a majority of its members at a meeting, or the written consent of all of the members of any such Committee without a meeting, shall be necessary for the approval of any action.

     In particular, the Board of Directors may create an Executive Committee in accordance with the foregoing provisions of this Section. If created, the Executive Committee shall possess and may exercise all of the powers of the Board in the management and control of the business of the Company during the intervals between meetings of the Board subject to the foregoing provisions of this Section. The chairman of the Executive Committee shall be determined by the Board of Directors from time to time. All action taken by the Executive Committee shall be reported in writing to the Board of Directors at its first meeting thereafter.

CURRENT LANGUAGE -- ARTICLE VI

                                   ARTICLE VI
                                INDEMNIFICATION

SECTION 1.  IN GENERAL

     Upon written request, setting forth the facts of and reasons for the request, made within a reasonable time after knowledge of the occurrence of the event for which indemnification, including an agreement to indemnify, is sought hereunder, the Company shall indemnify or agree to indemnify any person who was or is a party or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Company (Sections 2 and 3 hereof), by reason of the fact that he is or was a Director, Officer, employee, or agent of the Company, or is or was serving at the request of the Company as a Director, Trustee, Officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, decrees, penalties, amounts paid with the written consent of the Company upon a plea of nolo contendere, and amounts paid in settlement, which are actually and reasonably imposed upon or incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

SECTION 2.  DERIVATIVE ACTIONS

     Upon written request, setting forth the facts of and reason for the request, made within a reasonable time after knowledge of the occurrence of the event for which indemnification, including an agreement to indemnify, is sought hereunder, the Company shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit in the right of the Company to procure a judgment in the Company's favor (which shall not be construed to include any claim, action, suit or proceeding brought directly by the Company) by reason of the fact that he is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Trustee, Officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees), judgments, fines, decrees, penalties and amounts paid in settlement, which are actually and reasonably imposed upon or incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be negligent or guilty of misconduct in a civil matter in the performance of his duties to the Company, unless and only to the extent that the Court of Common Pleas, or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability for negligence or misconduct, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such other Court shall deem proper.

SECTION 3.  ACTIONS BY THE COMPANY

     Notwithstanding anything to the contrary contained in this Article VI, the Company shall not indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit brought directly by the Company to procure a judgment in its favor (which shall not be construed to include any claim, action, suit or proceeding of a derivative nature made or brought by any shareholder or group of shareholders of this Company) by reason of the fact that he is or was a Director, Officer, employee, or agent of the Company, or is or was serving at the request of the Company as a Director, Trustee, Officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any expenses (including attorneys' fees), judgments, settlements, fines, decrees, amounts paid upon a plea of nolo contendere or otherwise irrespective of the fact that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except: (a) the Company shall indemnify him for expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense of such action or suit if and to the extent that such Director, Trustee, Officer, employee, or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding referred to in this Section or in defense of any such claim, issue or matter therein, and (b) the Company may, but shall not be required to, indemnify him for all or any portion of his expenses (including attorneys' fees) in connection with the settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

SECTION 4.  MERITORIOUS OR OTHERWISE SUCCESSFUL DEFENSES

     Notwithstanding the standards of conduct established in Section 1 and 2 of this Article VI, to the extent that a Director, Trustee, Officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 1 and 2 of this Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees), actually and reasonably incurred by him in connection therewith.

SECTION 5.  APPLICATION OF STANDARDS OF CONDUCT

     Any indemnification under Sections 1, 2 or 3 or this Article VI, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1, 2 or 3 of this Article VI. Such determination shall be made (a) by a majority vote of a quorum consisting of Directors of the Company who were not and are not parties to or threatened with any such action, suit or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney or a firm having associated with it an attorney who has been retained by or who has performed services for the Company, or any person to be indemnified within the past five years, or (c) by the Shareholders, or (d) by the Court of Common Pleas or the Court in which such action, suit, or proceeding was brought. Any determination made by the disinterested Directors or by independent legal counsel under this Section 5 shall be promptly communicated to the person who threatened or brought the action or suit in the right of the Company under Section 2 of this Article VI.

SECTION 6.  ADVANCE OF EXPENSES

     Expenses (including attorneys' fees) incurred in defending any action, suit or proceeding referred to in Sections 1 or 2 of this Article VI shall, and in
Section 3 of this Article VI may, be paid by the Company in advance of the final disposition of such action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Article VI.

SECTION 7.  OTHER REMEDIES

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Company's Amended Articles of Incorporation, other provisions of these Regulations, any agreement, any insurance purchased by the Company, any vote of the Company's Shareholders or disinterested Directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The Company, through appropriate action by its Officers, Directors, and/or shareholders, is hereby specifically authorized to take any and all further action (except as prohibited by Section 3 of this Article VI) to effectuate any indemnification of any person which any Ohio corporation may have power to take.

SECTION 8.  INSURANCE

     In the discretion of the Board of Directors, the Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee, or agent of the Company, or is or was serving at the request of the Company as a Director, Trustee, Officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company otherwise would have the power to indemnify him against such liability.

SECTION 9.  DEFINITIONS

     As used in this Article, references to "Company" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a Director, Officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

PROPOSED LANGUAGE -- ARTICLE VI

                                   ARTICLE VI
                         INDEMNIFICATION AND INSURANCE
        (FORMER SECTIONS 1 THROUGH 8 REPLACED WITH SECTIONS 1 THROUGH 3)

SECTION 1.  INDEMNIFICATION.

     The Company shall indemnify, to the full extent then permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a member of the Board of Directors or an officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise. The Company shall pay, to the full extent then required by law, expenses, including attorney's fees, incurred by a member of the Board of Directors in defending any such action, suit or proceeding as they are incurred, in advance of the final disposition thereof, and may pay, in the same manner and to the full extent then permitted by law, such expenses incurred by any other person. The indemnification and payment of expenses provided hereby shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under any law, the Articles of Incorporation, any agreement, vote of shareholders or disinterested members of the Board of Directors, or otherwise, both as to action in official capacities and as to action in another capacity while he or she is a member of the Board of Directors, or an officer, employee or agent of the Company, and shall continue as to a person who has ceased to be a member of the Board of Directors, trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

SECTION 2.  INSURANCE.

     The Company may, to the full extent then permitted by law and authorized by the Board of Directors, purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit or self-insurance, on behalf of or for any persons described in this Article VI against any liability asserted against and incurred by any such person in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify such person against such liability. Insurance may be purchased from or maintained with a person in which the Company has a financial interest.

SECTION 3.  AGREEMENTS.

     The Company, upon approval by the Board of Directors, may enter into agreements with any persons whom the Company may indemnify under this Code of Regulations or under law and undertake thereby to indemnify such persons and to pay the expenses incurred by them in defending any action, suit or proceeding against them, whether or not the Company would have the power under law or this Code of Regulations to indemnify any such person.

SECTION 4.  DEFINITIONS (FORMER SECTION 9)

     As used in this Article, references to "Company" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a Director, Officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, member, manager, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, limited liability company or other enterprise shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

CURRENT LANGUAGE -- ARTICLE X

                                   ARTICLE X
                                   AMENDMENTS

     The Company may amend, change or add to this Amended Code of Regulations for any lawful purpose by the vote or written consent of the holders of record of shares entitling them to exercise two-thirds of the voting power of the Company in respect of any such amendment, change, or addition; provided, however, that eighty per cent (80%) of the voting power of the Company shall be required to amend, change, or add to any one or more of the following Sections of this Amended Code of Regulations, namely, Section 2 of Article I, Section 5 of Article I, Section 2 of Article II, Section 3 of Article II, Section 4 of
Article II, Section 5 of Article II, or this Article X. If any such amendment, change, or addition is adopted by written consent without a meeting of the Shareholders, the Secretary shall enter any such amendment, change or addition in the records of the Company and mail a copy thereof to each Shareholder of record who would have been entitled to vote thereon and did not participate in the adoption thereof.

PROPOSED LANGUAGE -- ARTICLE X

                                   ARTICLE X
                                   AMENDMENTS

     The Company may amend, change or add to this Amended Code of Regulations for any lawful purpose by the vote or written consent of the holders of record of shares entitling them to exercise two-thirds of the voting power of the Company in respect of any such amendment, change, or addition; provided, however, that eighty per cent (80%) of the voting power of the Company shall be required to amend, change, or add to any one or more of the following Sections of this Amended Code of Regulations, namely, Section 2 of Article I, Section 5 of Article I, Section 2 of Article II, Section 3 of Article II, Section 4 of
Article II, Section 5 of Article II, or this Article X. If any such amendment, change, or addition is adopted by written consent without a meeting of the Shareholders, the Secretary shall enter any such amendment, change or addition in the records of the Company and mail or otherwise send by any means permitted under Ohio law a copy thereof to each Shareholder of record who would have been entitled to vote thereon and did not participate in the adoption thereof.

PROPOSED LANGUAGE -- ARTICLE XI

                                   ARTICLE XI
                                 MISCELLANEOUS

     As used in this Code of Regulations, words importing any gender include the other gender.

                                                                      APPENDIX C

                           THE LAMSON & SESSIONS CO.
                            AUDIT COMMITTEE CHARTER

     The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of the Company ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

     The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the New York Stock Exchange (NYSE). The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

     The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the internal audit group, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

AUTHORITY

     Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and the internal audit group at least once each year and at other times when considered appropriate.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and the internal audit group be present at Committee meetings.

SPECIFIC DUTIES

     In carrying out its oversight responsibilities, the Committee will:

      1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NYSE Audit Committee Requirements.

      2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such internal controls and the absence of any material weaknesses in them.

      3. Review with the Company's management, internal audit group and independent accountants significant accounting and reporting principles, practices and procedures applied by the company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

      4. Prior to the execution of its audit procedures, the Committee will review the scope of the internal audit group's work plan for the ensuing year and receive a summary report of major findings by internal auditor group and how management is addressing the conditions reported.

      5. Prior to the execution of the audit procedures, the Committee will review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been or will be placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

      6. Inquire as to the independence of the independent accountants and obtain from the independent accounts, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters of significance identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release and if not practicable prior to the filing Forms 10-Q. Also receive a confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or an enumeration of required reporting issues.

     8. At the completion of the annual audit, review with management, the internal audit group and the independent accountants the following:

          - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

          - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

          - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a qualified report on the Company's financial statements.

          - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards No. 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 90 and that they concur with management's representation concerning audit adjustments.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

      9. After preparation by management and review by the internal audit group and external auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Audit Committee Charter is to be published in the proxy statement every three years.

     10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

     11. Meet with management, the internal audit group and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to management, with a copy to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken to resolve the aforementioned recommendations.

     12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

     13. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

     14. Subject to the prior approval of the Board, arrange for and monitor special investigations as the need may arise.

     15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

     16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NYSE, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                  DETACH CARD
--------------------------------------------------------------------------------

                             LAMSON & SESSIONS LOGO

                            25701 Science Park Drive
                             Cleveland, Ohio 44122

   The undersigned hereby appoints James J. Abel, Charles E. Allen and Lori L. Spencer, and each of them, as proxies, each with the power to appoint a substitute. The undersigned hereby authorizes the proxies to represent and to vote, as designated below, all the Common Shares of The Lamson & Sessions Co. held of record by the undersigned on March 1, 2001, at the Annual Meeting of Shareholders to be held on April 27, 2001 and at any adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

1. ELECTION FOR CLASS I DIRECTORS:         [ ]                      TO WITHHOLD AUTHORITY:      [ ]
  TO VOTE FOR ALL NOMINEES LISTED BELOW*:                           for all nominees listed below

  JAMES T. BARTLETT FRANCIS H. BEAM, JR. MARTIN J. CLEARY WILLIAM H. COQUILLETTE

  *To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------

2. Proposed amendment to The Lamson & Sessions Co. 1998 Incentive Equity Plan (the "1998 Plan") to (i) increase by 650,000 the number of shares of the Company's common stock covered by the 1998 Plan and (ii) increase by 100,000 the number of Option Rights and Appreciation Rights (each as defined in the 1998 Plan and described in the enclosed Proxy Statement) that can be granted to a participant in any three-year period under the 1998 Plan.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN
PROPOSED AMENDMENTS TO THE COMPANY'S CODE OF REGULATIONS:

3. Proposed amendment to Article I, Section 1 of the Company's Code of Regulations (the "Regulations") in order to permit the Company to have more flexibility in the timing of its annual shareholders meetings;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

4. Proposed amendment to Article I, Section 3 of the Regulations in order to permit the Company to hold shareholders meetings at any place allowed by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

5. Proposed amendment to Article I, Section 4 of the Regulations in order to permit notice of shareholders meetings to be given by any means allowed by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

6. Proposed amendment to Article I, Section 6 of the Regulations in order to permit proxies to be voted by any means allowed by Ohio law;
                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

7. Proposed amendment to Article I, Section 7 of the Regulations in order to permit the Company to make its annual financial statements available to shareholders by any means allowed by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

8. Proposed amendment to Article I, Section 8 of the Regulations in order to permit the Company to produce a list of shareholders entitled to vote at the Company's annual shareholders meetings to shareholders upon request by any means allowed by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

9. Proposed amendment to Article II, Section 6 of the Regulations in order to permit the Company to have more flexibility in the business conducted at its Board of Directors' meetings;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

10. Proposed amendment to Article II, Section 8 of the Regulations in order to permit a majority of directors to constitute a quorum at meetings of the Board of Directors;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

                 (Continued and to be signed on the other side)

                                  DETACH CARD
--------------------------------------------------------------------------------

                      (proxy -- continued from other side)

11. Proposed amendment to Article II, Section 9 of the Regulations in order to permit the Company's directors to create committees of the Board of Directors as allowed by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN
12. Proposed amendment to Article VI of the Regulations in order to allow indemnification of the Company's directors and officers to the full extent permitted by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN
13. Proposed amendment to Article X of the Regulations in order to allow amendments to the Company's Regulations adopted at a meeting of the shareholders without a meeting be distributed to shareholders by any means permitted by Ohio law;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN
14. Proposed adoption of a new Article XI of the Regulations in order to clarify that words used in the Regulations importing any gender include the other gender.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1998 PLAN AND FOR THE AMENDMENTS TO THE COMPANY'S REGULATIONS, WITH DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If a corporation, please sign in corporate name by authorized officer and give title. If a partnership, please sign in partnership name by authorized person.

                                                         Dated , 2001

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                              Second signature, if held jointly

                                             [ ] Please check this box if you
                                                 plan to attend the Annual
                                                 Meeting of Shareholders.

                                                 PLEASE MARK, SIGN, DATE AND
                                                 RETURN THIS PROXY PROMPTLY
                                                  IN THE ENCLOSED ENVELOPE